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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end:     March 31, 2014

Date of reporting period:    September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT September 30, 2013 (Unaudited)

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	October 28, 2013

Dear Shareholders,

Equity markets enjoyed very strong returns during the third quarter. The S&P 500 and Russell 2000 indices advanced 5.24% and 10.21%, respectively. On a year-to-date basis, the S&P 500 and Russell 2000 finished the period up 19.79% and 27.69%. When we started 2013, we suggested stocks should have some more “gas in the tank,” but suggested returns would be more subdued than in 2012. To some, even that forecast seemed optimistic given a period of great returns and the potential headwinds of fiscal restraint and higher interest rates. Well, here we are nine months into the year and the market is exceeding expectations once again. CNBC recently referred to it as the “zombie market…a staggering, stumbling, somnambulant thing of macabre beauty that sustains slings, arrows and shotgun blasts but still marches forward.” This description seems appropriate as equities have indeed shrugged off every potential threat.

The Federal Reserve System’s (the “Fed”) “taper” plans continue to dominate headlines. Recently coined by financial news outlets, so-called “tapering” involves a reduction in the bond buying plan that has helped suppress interest rates in recent years. The prevailing fear is that interest rates will move higher and bring an end to the “cheap money” environment that has supported stocks and many other asset classes.

We think the 2012 bottom of roughly 1.40% on the 10-year Treasury yield may have indeed marked an inflection point comparable to the NASDAQ hitting 5,000 in year 2000 (13 years later it stands at 3,600). In other words, longer-dated Treasuries may be due for a sustained period of underperformance following a long period of outperformance (BCA Research notes that Treasuries have outperformed the S&P 500 by 70 percentage points since the tech bubble peaked — for more information visit www.bcaresearch.com). However, we don’t expect yields to skyrocket in the near term given tepid economic growth and limited inflationary pressure.

Apparently, the Fed also perceives economic growth to be fairly lackluster. Recently, the Fed surprised investors and pundits by deciding to delay the tapering process, which most expected would commence in September. Now, some have accused the Fed of sending mixed messages and being “chicken.” Many, including us, would prefer to see a world less dependent on an accommodative Fed policy. Chairman Bernanke’s remarks suggested employment growth wasn’t yet strong enough to warrant a reduction of monetary stimulus. He and his colleagues also seem to fear actions on Capitol Hill (i.e., higher taxes and reduced government spending) could restrain the economy.

While tapering has temporarily been put on hold, it’s likely something we’ll contend with in coming months. Many investors wonder how stocks will fare if rates continue to rise. BCA Research points out that there have been 21 instances over the past 68 years where 10-year Treasury yields have increased by at least 100 basis points and during those instances stocks have risen three times as often as they’ve fallen and have generated a median Compound Annual Growth Rate (CAGR) of 7%. The S&P 500’s CAGR over that time frame also equals roughly 7%, “making returns during periods of rising real rates indistinguishable from returns across the entire postwar period.” (BCA)

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Taper talk aside, we’ve become less bullish as the market has enjoyed a solid rally this year. We don’t consider ourselves bearish, but we recognize that much of the market’s upside has been multiple driven (i.e., higher valuations rather than higher earnings). Over time, stocks should appreciate at a rate commensurate with earnings growth. Clearly, they’ve accomplished much more than this during 2013 and we suspect the market’s “re-rating” likely won’t continue at its recent pace. If one believes 7%-9% Earnings Per Share (EPS) growth is attainable as the economy improves, this would seem to be a reasonable target for equity market returns. Hopefully, we can add a little to these returns by identifying companies that are growing at an above average pace and paying reasonable prices for them. We thank you for your trust and look forward to reporting back to you at year-end.

Davenport Core Fund

The following chart represents Davenport Core Fund (the “Core Fund”) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended September 30, 2013.

	Q3 2013	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/1998	Expense Ratio
Core Fund	6.51%	21.89%	16.25%	10.15%	7.94%	5.75%	0.94%
S&P 500 Index*	5.24%	19.34%	16.27%	10.02%	7.57%	5.61%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Core Fund advanced 6.51% during the third quarter, nicely outpacing the 5.24% gain for the S&P 500 Index. The Core Fund is up 20.12% year-to-date, ahead of the 19.79% rise for the S&P 500 Index.

Biotechnology holdings Celgene (CELG) and Amgen (AMGN) surged during the period alongside solid results at the former and a major acquisition announcement at the latter. Announcements such as these drove significant gains across the sector, benefitting our holdings in the iShares Nasdaq Biotechnology Index Fund (IBB), which posted a 20%+ return during the quarter. Exxon (XOM) was the biggest laggard during the quarter, followed by International Business Machines (IBM). Though we have decided to stick with our position in XOM due to its high-quality assets and strong track record of shareholder returns, we sold our position in IBM given a lack of conviction in the company’s ability to reinvigorate organic growth.

The Information Technology sector saw a lot of activity during the quarter. In addition to the sale of IBM mentioned above, we elected to use price strength created by the announcement of CEO Steve Ballmer’s resignation to take profits in Microsoft (MSFT). With the funds, we elected to increase our position in Google (GOOG) and purchase a new position in Facebook (FB). While GOOG and FB are certainly more expensive relative to current earnings, we feel each company has proven an ability to monetize mobile internet traffic and are poised to profit from the evolution

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of technology and consumer preferences. Ultimately, we feel comfortable having moved away from two mature franchises fighting secular declines while adding exposure to more innovative companies that are better positioned for the future.

We initiated a position in iconic global beverage and food products retailer Starbucks (SBUX) during the quarter. CEO Howard Schultz has done an incredible job turning a small Seattle coffee store chain into a global juggernaut, changing the consumption patterns of people across the globe. While SBUX is often viewed solely as a collection of coffee stores, the company has numerous levers at its disposal to grow moving forward. Ultimately, we believe the company’s new product innovation, groundbreaking leadership in social media and large international opportunity could allow it to achieve and surpass its goals for 15%-20% earnings growth over time. Furthermore, we note the company’s significant cash generation provides more than enough capital to fuel its growth objectives, which could translate into increased buybacks and dividends over time.

Near quarter end, we purchased a position in leading satellite TV provider, DIRECTV (DTV). The company’s domestic operations have high recurring revenues and generate strong free cash flow, much of which is being redeployed into the company’s quickly growing Latin American operations that carry very attractive returns. While the company faces competitive challenges domestically, we feel there is a long runway for growth in Latin America given low penetration rates, less competition and lower Subscriber Acquisition Costs (SAC). Finally, we note the company has repurchased roughly 60% of its shares outstanding since 2005. Going forward, we expect the company to continue to aggressively repurchase stock with excess cash flow.

In sum, we are encouraged by such strong performance in light of the robust market conditions as of late. Though “deals” are increasingly harder to come by as the market plows ahead, we are still seeing opportunities to invest in quality franchises at reasonable prices.

New Positions

Chicago Bridge & Iron Company (CBI) We purchased a position in this engineering and construction company which is well positioned to capitalize on increasing energy project spending due to the oil and gas shale revolution.

DIRECTV (DTV) We purchased a position in this leading satellite provider in the Americas as we were attracted to the company’s strong cash generation and inexpensive value.

Facebook, Inc. – Class A (FB) We purchased a position in the world’s largest social network as the company is in the early stages of monetizing its membership base through advertisements.

Monsanto Company (MON) We purchased a position in this leading agricultural products provider as we are attracted to its strong competitive position and favorable exposure to increasing global food consumption.

Starbucks Corporation (SBUX) We purchased a position in this premier coffee purveyor given its long runway for growth across the globe in a variety of product channels, including packaged products, tea, juice and new food offerings.

Increased Positions

American Tower Corporation (AMT) We added to this wireless tower owner and operator as weakness across the real estate investment trust (REIT) sector provided an attractive entry point to this quality, high-growth story.

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Google, Inc. – Class A (GOOG) We added to our position as we believe the company’s constant innovation makes it one of the most attractive ways to play increased internet and mobile consumption.

Decreased Positions

Visa, Inc. – Class A (V) We chipped our position in this leading payment network provider following the stock’s strong run and some concern over increasing regulatory/legal headwinds.

Positions Sold

Brookfield Property Partners LP (BPY) After receiving them via a spin-off, we sold our shares as a matter of housekeeping.

CSTBrands, Inc. (CST) After receiving them via a spin-off, we sold our shares as a matter of housekeeping.

International Business Machines Corporation (IBM) We sold our position in this technology bellwether as we are concerned sluggish revenue trends will continue into the foreseeable future.

Microsoft Corporation (MSFT) We sold our position in this mature technology player as part of our shift towards dominant franchises with strong growth potential.

News Corporation – Class A (NWSA) After receiving the shares as a result of the breakup of News Corporation (NWS), we sold our position as a matter of housekeeping.

Procter & Gamble Company (PG) We sold our position in this large consumer products company given slow revenue growth and a great run in the stock which has left the valuation full.

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Value & Income Fund”) performance and the performance of the S&P 500 Index*, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended September 30, 2013.

	Q3 2013	1 Year	Since Inception** 12/31/2010	Expense Ratio	30 Day SEC Yield
Value & Income Fund	3.39%	19.58%	15.56%	0.94%	1.51%
S&P 500 Index*	5.24%	19.34%	13.58%	—	—
Lipper Equity Income Index*	4.16%	18.88%	12.39%	—	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Fund Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund Index. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

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The Value & Income Fund gained 3.39% during the quarter, lagging gains of 5.24% and 4.16%, respectively, for the S&P 500 Index and Lipper Equity Income Index. Year-to-date, the Value & Income Fund is up 19.39% versus gains of 19.79% and 18.11%, respectively, for the S&P 500 Index and Lipper Equity Income Index. Dividend stocks continued to underperform broader market averages during the quarter; however, they still managed nice absolute gains despite fears of rising interest rates. At quarter end, the Value & Income Fund’s 30-day SEC yield was 1.51%.

Walgreen (WAG) was the Value & Income Fund’s top performer during the quarter, gaining over 20% in response to improved results and greater visibility into the benefits of recent strategic partnerships with Alliance Boots and AmerisourceBergen (ABC). The SPDR EURO STOXX 50 ETF (FEZ) produced substantial gains given improving sentiment (and data) coming out of the Eurozone. Vodafone (VOD) was also a key contributor, as the long awaited sale of its stake in Verizon Wireless back to Verizon (VZ) finally came to fruition. We elected to take profits on strength given a lack of confidence in management’s ability to elevate returns. Key detractors during the quarter were LinnCo (LNCO) and Sun Communities (SUI). Though we decided to part ways with our position in LNCO, we used weakness as an opportunity to add to our position in SUI.

After a blistering start to the year, shares of SUI tumbled alongside other high yielding REITs. While we would admit that the stock’s high of almost $58 in late May was probably an overshot, we feel its subsequent underperformance has also been a bit too extreme. Following SUI’s 25% decline from its high, the shares now yield near 6.0% and trade at less than 12x Funds From Operations (FFO) estimates for next year. This compares to apartment and self storage REITs that trade at almost 20x FFO and nearly half the yield in some cases. Though we do not expect the stock’s discount to peers to go away completely, we feel the current disparity is excessive given the company’s strong underlying fundamentals coupled with the attractive characteristics of the manufactured housing industry (i.e., low capex and stable and predictable cash flows). Furthermore, we feel the company is in a great position to start raising its dividend and can sustain meaningful dividend growth into the future as earnings improve alongside increasing occupancy, new site additions and rate increases.

At the end of the second quarter, we initiated a position in Canada’s second largest telecommunications operator, Telus (TU). The shares had weakened substantially in response to speculation that VZ is attempting to enter the Canadian market via the acquisition of a smaller competitor. While increased competition is never a welcome sight in such a rationally competitive environment, we felt the stock’s reaction provided us a great entry point into a company that has been gaining share, improving profitability and growing its dividend at an attractive rate. Since our purchase, VZ announced the acquisition of VOD’s stake in Verizon Wireless, while also indicating that it has abandoned its strategy of making a push into Canada. Though this prompted a rally in TU, we are still attracted to the company’s growth prospects and ability to increase the dividend at a 10% pace through 2016.

Near quarter end, we initiated a position in diversified theme park operator Six Flags (SIX). After emerging from bankruptcy in 2010 with a new management team, low debt levels and almost $1.0 billion of Net Operating Losses (NOLs), SIX has gone on to be a great stock alongside improving operating metrics that have allowed for significant return of capital to shareholders. More recently, however, the shares have weakened as a tragic accident at one of the company’s Texas parks and unfavorable weather trends have compounded general weakness among dividend

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paying stocks. We feel this weakness has presented a buying opportunity in a well-run company that generates strong cash flows, has sizable barriers to entry and pays an attractive dividend (yields over 5%) that can grow.

In summary, we are pleased with the Value & Income Fund’s performance and continue to find exciting investment opportunities. At the risk of sounding like a broken record, we feel dividends (especially growing dividends) will continue to be a meaningful component of total returns despite headwinds created by rising interest rates. There is no guarantee that a company will continue to pay a dividend.

New Positions

Kinder Morgan, Inc. (KMI) We purchased a position in this holding company that owns a plethora of hydrocarbon transportation assets and has a strong growth outlook driven by the need for additional pipelines to connect new oil and gas production to demand centers. Current yield: 4.5%

Six Flags Entertainment Corporation (SIX) We purchased a position in this diversified theme park operator given its attractive yield and high barriers to entry. Current yield: 5.3%

Teva Pharmaceutical Industries Ltd. - ADR (TEVA) We purchased a position in this Israel-based generic and branded pharmaceutical company as we were attracted to its strong franchise, hefty cash flow and inexpensive share price. Current yield: 3.2%

Increased Positions

Marathon Petroleum Corporation (MPC) We added to our position in this refining company given our belief that the company will continue to benefit from increasing domestic oil production. Current yield: 2.6%

Sun Communities, Inc. (SUI) We added to our position in this manufactured housing REIT as weakness across the REIT complex provided an attractive entry point. Current yield: 5.9%

Positions Sold

Cracker Barrel Old Country Store, Inc. (CBRL) We sold our position in this owner and operator of themed restaurants, electing to take profits in the name following strong performance which resulted in the shares being more fairly valued.

LinnCo, LLC (LNCO) We sold our position in this Master Limited Partnership investment vehicle as a short attack and subsequent ongoing SEC investigation raised this risk profile above our comfort level.

Microsoft Corporation (MSFT) We sold our position in this mature technology player as part of our shift towards dominant franchises with strong growth potential.

Vodafone Group plc - ADR (VOD) We sold our position in this European telecom, taking profits after the company announced a deal to sell its stake in Verizon Wireless which drove the stock higher.

WisdomTree Japan Hedged Equity Fund (DXJ) We sold our position in this Japanese ETF after enjoying outsized returns and growing concern that their market had become somewhat disconnected from economic fundamentals.

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Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the “Equity Opportunties Fund”) performance and the performance of the Russell Midcap Index*, the Equity Opportunity Fund’s primary benchmark, and the S&P 500 Index for the periods ended September 30, 2013.

	Q3 2013	1 Year	Since Inception** 12/31/2010	Expense Ratio
Equity Opportunities Fund	6.44%	27.63%	17.23%	0.98%
Russell Midcap Index*	7.70%	27.91%	14.06%	—
S&P 500 Index*	5.24%	19.34%	13.58%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

**	Annualized.

The Equity Opportunities Fund enjoyed a very strong third quarter. The Fund advanced 6.44% as a number of its holdings posted sizeable gains. This compared to gains of 5.24% and 7.70%, respectively, for the S&P 500 and Russell Midcap indices. Year-to-date, the Equity Opportunities Fund was up 20.83% at quarter-end versus gains of 19.79% and 24.34% for the S&P 500 and Russell Midcap, respectively. In our last letter, we noted it might be difficult to sustain the positive momentum we witnessed in the first half of the year. Fortunately, we’ve been wrong thus far.

A few of our holdings in the consumer arena were standouts during the quarter. Shares of CarMax (KMX), Hanesbrands (HBI), Dollar Tree (DLTR) and O’Reilly Automotive (ORLY) were among our top performers. Each company continues to exhibit solid organic growth while also wisely deploying excess free cash flow into store openings, acquisitions and/or share buybacks. Aon (AON), which is one of our larger holdings in the Financials sector, was another bright spot. The stock continued to hit new highs as enthusiasm built around the company’s blossoming health care exchange business. We chipped our position modestly given outsized gains this year, but think momentum in the core insurance brokerage business, coupled with a newfound contribution from the exchange business, will drive further upside. We also sold our position in Rockwell Collins (COL). Shares of the defense/aerospace company shrugged off sequestration fears and marched to new highs, where they seemed fully valued.

As we’ve mentioned in the past, we are a fan of companies that own durable brands. In a rapidly changing world, such brands tend to stand the test of time and steadily grow more valuable. To that end, we recently added to a position in Church & Dwight (CHD) and bought a new position in Beam (BEAM). Many have never heard the name Church & Dwight, but may recognize household brands such as Arm & Hammer, Nair, OxiClean and Orajel. Over time, this nimble company has innovated new products while also acquiring and improving existing brands. With a market capitalization just over $8 billion (compared to Procter & Gamble (PG) at $210 billion),

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there’s ample room for growth and recent weakness in the stock afforded us an opportunity. In the case of BEAM, the company is best known for its flagship Jim Beam brand, but has a stable of well-known spirits. The company continues to deliver steady growth and could be a takeout candidate for larger global players with broader distribution capabilities.

While the bulk of the Equity Opportunities Fund is focused on compounding growth stories, occasionally we’ll look at distressed situations where the odds seemed stacked in our favor. One recent example is Ultra Petroleum (UPL). UPL is a natural gas producer with a well regarded management team and low-cost, long-lived dry natural gas assets in Wyoming and Pennsylvania. The company’s shares, which traded near $50 just over two years ago versus $20.50 currently, are deeply out of favor given the poor price environment for natural gas. We think natural gas prices could move higher in coming years as supply growth flattens and demand improves alongside the construction of gas-dependent petrochemical plants, exports of liquefied natural gas and more stringent emission standards from the U.S. Environmental Protection Agency (EPA) (favoring gas over coal). Management has shown capital discipline during a tough time and has stuck to the company’s dry gas roots; hence, UPL is one of few remaining dry gas pure plays and could exhibit material upside in a better environment. While we acknowledge we could be early, we think UPL is a compelling contrarian investment opportunity.

On a final note, we were pleased to recently spend time with management of Brookfield Asset Management (BAM). CEO Bruce Flatt is sometimes called the Warren Buffett of Canada given his track record as a value investor. He and his team’s interests are clearly aligned with ours as 20% of the stock is owned by management and directors. As a reminder, BAM owns hard assets such as hydroelectric power facilities, rails, electric transmission lines and commercial real estate, all of which generate toll booth-like cash flows. Following some recent asset sales, the company finds itself loaded with liquidity and ready to pounce on new opportunities. Perhaps even more exciting, the company has a flourishing asset management franchise that invests in hard assets on behalf of other investors and could see significant fee growth in coming years. We came away from our meeting happier than ever to count BAM as one of our largest positions and are very confident in management’s ability to grow the company’s intrinsic value at a double-digit rate over time. Hopefully, by owning BAM and other top shelf companies, we’ll also do pretty well.

New Positions

Beam, Inc. (BEAM) We purchased a position in this global spirits company which manufactures and markets such popular brands as Pinnacle vodka, Sauza tequila, Skinnygirl cocktails and the fastest growing North American whiskey brand, Jim Beam.

Krispy Kreme Doughnuts, Inc. (KKD) We purchased a position in this well-known doughnut restaurant company due to the company’s industry leading returns on new stores and immense growth opportunities domestically and abroad.

Pinnacle Entertainment, Inc. (PNK) We purchased a position in this regional gaming operator. We are encouraged by the company’s new, operationally-focused management and the recent acquisition of Ameristar Casinos (ASCA), which we view as a transformational deal.

Ultra Petroleum Corporation (UPL) We purchased a position in this natural gas producer as the outlook for natural gas prices is more constructive over the next several years due to rising demand and moderating supply growth.

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Increased Positions

Brookfield Asset Management, Inc. – Class A (BAM) We added to our position in this premier global infrastructure asset manager; penalized by fears of rising interest rates, we felt the stock’s underperformance provided an opportunity in this well-run company.

Church & Dwight Company, Inc. (CHD) One of our longest standing positions, this well-run company owns a collection of “power” brands including OxiClean, Orajel and flagship brand, Arm & Hammer; we added to our position following weakness in the stock which left the shares trading as cheaply as we have seen in some time.

Penn National Gaming, Inc. (PENN) We added to our position in this regional gaming operator as recent weakness provided an opportunity to gain exposure to an entity with a top notch management team whose pending conversion to a REIT could unlock significant value for shareholders.

Decreased Positions

Albemarle Corporation (ALB) We chipped our position in this specialty chemicals developer, manufacturer and marketer given our belief that near-term upside is limited amidst sluggish demand.

Aon plc (AON) We chipped our position in this insurance brokerage and human resources outsourcing provider as the stock appeared more fairly valued following strong performance.

Safety Insurance Group, Inc. (SAFT) We chipped our position in this auto and homeowners insurance provider as strong performance provided the ability to take profits in the name.

Positions Sold

Lamar Advertising Company – Class A (LAMR) We sold our position in this outdoor advertising firm as the stock seemed more fairly valued.

Rockwell Collins, Inc. (COL) We sold our position in this avionics systems provider following strong year-to-date performance resulting in a seemingly fair valuation.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

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DAVENPORT CORE FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
Davenport Core Fund	21.89%	10.15%	7.94%
Standard & Poor’s 500® Index	19.34%	10.02%	7.57%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	19.58%	15.56%
Standard & Poor’s 500® Index	19.34%	13.58%
Lipper Equity Income Index	18.88%	12.40%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	27.63%	17.23%
Russell Midcap® Index	27.91%	14.06%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
CarMax, Inc.	3.1%
Johnson & Johnson	2.9%
Capital One Financial Corporation	2.8%
Markel Corporation	2.6%
Berkshire Hathaway, Inc. - Class B	2.5%
Danaher Corporation	2.5%
iShares Nasdaq Biotechnology Index Fund	2.4%
Brookfield Asset Management, Inc. - Class A	2.4%
Wells Fargo & Company	2.3%
Google, Inc. - Class A	2.2%

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DAVENPORT VALUE & INCOME FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
JPMorgan Chase & Company	2.8%
Walgreen Company	2.7%
SPDR EURO STOXX 50® ETF	2.6%
Johnson & Johnson	2.5%
GlaxoSmithKline plc - ADR	2.5%
Wells Fargo & Company	2.5%
General Electric Company	2.5%
Travelers Companies, Inc. (The)	2.4%
Sun Communities, Inc.	2.4%
Capital One Financial Corporation	2.3%

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DAVENPORT EQUITY OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Penn National Gaming, Inc.	7.4%
CarMax, Inc.	5.7%
Markel Corporation	5.2%
Brookfield Asset Management, Inc. - Class A	4.8%
O'Reilly Automotive, Inc.	4.6%
Intuit, Inc.	3.7%
American Tower Corporation	3.7%
Capital One Financial Corporation	3.6%
Dollar Tree, Inc.	3.6%
Hanesbrands, Inc.	3.4%

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DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 93.9%	Shares	Value
Consumer Discretionary — 17.4%
Amazon.com, Inc. (a)	15,343	$4,796,836
CarMax, Inc. (a)	153,012	7,416,492
DIRECTV (a)	58,515	3,496,271
General Motors Company (a)	128,555	4,624,123
Lowe's Companies, Inc.	96,006	4,570,846
McDonald's Corporation	43,220	4,158,196
News Corporation - Class A (a)	1	16
Starbucks Corporation	49,290	3,793,851
Twenty-First Century Fox, Inc. - Class A	131,566	4,407,461
Walt Disney Company (The)	72,218	4,657,339
		41,921,431
Consumer Staples — 10.7%
Anheuser-Busch InBev SA/NV - ADR	34,645	3,436,784
J.M. Smucker Company (The)	49,837	5,234,879
Nestle SA - ADR	66,177	4,605,919
PepsiCo, Inc.	48,106	3,824,427
Walgreen Company	83,485	4,491,493
Wal-Mart Stores, Inc.	55,682	4,118,241
		25,711,743
Energy — 9.1%
Chevron Corporation	37,137	4,512,146
Exxon Mobil Corporation	55,692	4,791,740
National Oilwell Varco, Inc.	55,340	4,322,607
Occidental Petroleum Corporation	41,499	3,881,816
Valero Energy Corporation	129,461	4,421,093
		21,929,402
Financials — 20.3%
American Tower Corporation (b)	72,543	5,377,613
Aon plc	71,210	5,300,872
Berkshire Hathaway, Inc. - Class B (a)	53,556	6,079,142
Brookfield Asset Management, Inc. - Class A	152,289	5,695,609
Capital One Financial Corporation	97,892	6,729,096
Goldman Sachs Group, Inc. (The)	26,225	4,149,057
JPMorgan Chase & Company	69,728	3,604,240
Markel Corporation (a)	12,218	6,326,114
Wells Fargo & Company	137,044	5,662,658
		48,924,401
Health Care — 9.9%
AmerisourceBergen Corporation	80,870	4,941,157
Amgen, Inc.	33,320	3,729,841
Celgene Corporation (a)	26,962	4,150,260
Johnson & Johnson	79,913	6,927,658

16

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 93.9% (Continued)	Shares	Value
Health Care — 9.9% (Continued)
WellPoint, Inc.	50,390	$4,213,108
		23,962,024
Industrials — 10.3%
Chicago Bridge & Iron Company NV	55,008	3,727,892
Danaher Corporation	85,872	5,952,647
General Electric Company	132,645	3,168,889
Parker Hannifin Corporation	35,710	3,882,391
Stanley Black & Decker, Inc.	39,738	3,599,071
United Technologies Corporation	42,694	4,603,267
		24,934,157
Information Technology — 11.5%
Accenture plc - Class A	57,314	4,220,603
Apple, Inc.	6,920	3,299,110
Automatic Data Processing, Inc.	49,175	3,559,286
Facebook, Inc. - Class A (a)	88,440	4,443,226
Google, Inc. - Class A (a)	6,205	5,435,022
QUALCOMM, Inc.	49,890	3,360,590
Visa, Inc. - Class A	18,669	3,567,646
		27,885,483
Materials — 4.7%
Albemarle Corporation	55,483	3,492,100
Monsanto Company	33,426	3,488,671
Praxair, Inc.	37,208	4,472,774
		11,453,545

Total Common Stocks (Cost $155,922,543)		$226,722,186

EXCHANGE-TRADED FUNDS — 2.4%	Shares	Value
iShares Nasdaq Biotechnology Index Fund (Cost $4,014,106)	28,182	$5,906,947

17

DAVENPORT CORE FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 1.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (c) (Cost $4,571,006)	4,571,006	$4,571,006

Total Investments at Value — 98.2% (Cost $164,507,655)		$237,200,139

Other Assets in Excess of Liabilities — 1.8%		4,374,421

Net Assets — 100.0%		$241,574,560

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Real estate investment trust (REIT).

(c)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

18

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 88.8%	Shares	Value
Consumer Discretionary — 6.3%
Darden Restaurants, Inc.	55,990	$2,591,777
McDonald's Corporation	44,715	4,302,030
Penn National Gaming, Inc. (a)	86,455	4,786,149
Six Flags Entertainment Corporation	103,330	3,491,521
		15,171,477
Consumer Staples — 15.6%
Altria Group, Inc.	89,166	3,062,852
Anheuser-Busch InBev SA/NV - ADR	41,340	4,100,928
Archer-Daniels-Midland Company	106,430	3,920,881
Coca-Cola Company (The)	106,960	4,051,645
Diageo plc - ADR	26,195	3,328,861
PepsiCo, Inc.	56,290	4,475,055
Philip Morris International, Inc.	44,450	3,848,925
Walgreen Company	121,780	6,551,764
Wal-Mart Stores, Inc.	61,052	4,515,406
		37,856,317
Energy — 10.8%
BP plc - ADR	105,900	4,450,977
Chevron Corporation	39,886	4,846,149
Exxon Mobil Corporation	50,470	4,342,439
Kinder Morgan, Inc.	122,925	4,372,442
Marathon Petroleum Corporation	69,580	4,475,385
TransCanada Corporation	86,520	3,801,689
		26,289,081
Financials — 24.0%
Aflac, Inc.	84,340	5,228,237
Capital One Financial Corporation	81,430	5,597,498
Fidelity National Financial, Inc. - Class A	163,450	4,347,770
Hartford Financial Services Group, Inc.	178,005	5,539,516
JPMorgan Chase & Company	129,320	6,684,551
Markel Corporation (a)	6,615	3,425,048
Sun Communities, Inc. (b)	136,823	5,831,396
Travelers Companies, Inc. (The)	69,390	5,882,190
W.P. Carey, Inc. (b)	82,354	5,328,304
Wells Fargo & Company	146,650	6,059,578
Weyerhaeuser Company (b)	147,839	4,232,631
		58,156,719
Health Care — 10.3%
GlaxoSmithKline plc - ADR	121,405	6,090,889
Johnson & Johnson	71,240	6,175,796
Merck & Company, Inc.	80,305	3,823,321
Teva Pharmaceutical Industries Ltd. - ADR	113,235	4,278,018

19

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 88.8% (Continued)	Shares	Value
Health Care — 10.3% (Continued)
WellPoint, Inc.	54,705	$4,573,885
		24,941,909
Industrials — 13.3%
3M Company	35,455	4,233,681
Eaton Corporation plc	73,357	5,049,896
General Electric Company	250,965	5,995,554
Illinois Tool Works, Inc.	47,295	3,607,190
Norfolk Southern Corporation	51,130	3,954,905
Raytheon Company	65,356	5,036,987
Watsco, Inc.	46,570	4,390,154
		32,268,367
Information Technology — 2.0%
Automatic Data Processing, Inc.	65,950	4,773,461

Materials — 3.1%
E.I. du Pont de Nemours and Company	64,230	3,761,309
Eastman Chemical Company	47,230	3,679,217
		7,440,526
Telecommunication Services — 1.5%
TELUS Corporation	107,085	3,546,655

Utilities — 1.9%
Dominion Resources, Inc.	75,540	4,719,739

Total Common Stocks (Cost $182,675,098)		$215,164,251

EXCHANGE-TRADED FUNDS — 2.6%	Shares	Value
SPDR EURO STOXX 50 ® ETF (Cost $5,205,354)	166,360	$6,384,897

CLOSED-END FUNDS — 0.8%	Shares	Value
Tortoise Energy Infrastructure Corporation (Cost $1,641,240)	39,355	$1,806,395

20

DAVENPORT VALUE & INCOME FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (c) (Cost $6,792,005)	6,792,005	$6,792,005

Total Investments at Value — 95.0% (Cost $196,313,697)		$230,147,548

Other Assets in Excess of Liabilities — 5.0%		12,184,761

Net Assets — 100.0%		$242,332,309

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Real estate investment trust (REIT).

(c)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

21

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 95.4%	Shares	Value
Consumer Discretionary — 31.7%
Cabela's, Inc. - Class A (a)	28,865	$1,819,361
CarMax, Inc. (a)	154,975	7,511,638
CST Brands, Inc.	87,922	2,620,076
Dollar Tree, Inc. (a)	83,220	4,756,855
Hanesbrands, Inc.	70,825	4,413,106
Krispy Kreme Doughnuts, Inc. (a)	97,050	1,876,947
O'Reilly Automotive, Inc. (a)	47,070	6,005,661
Penn National Gaming, Inc. (a)	175,055	9,691,045
Pinnacle Entertainment, Inc. (a)	118,160	2,959,908
		41,654,597
Consumer Staples — 10.3%
Beam, Inc.	39,255	2,537,836
Church & Dwight Company, Inc.	65,770	3,949,488
J.M. Smucker Company (The)	36,850	3,870,724
Walgreen Company	58,930	3,170,434
		13,528,482
Energy — 5.8%
National Oilwell Varco, Inc.	33,375	2,606,922
Ultra Petroleum Corporation (a)	158,100	3,252,117
Valero Energy Corporation	52,815	1,803,632
		7,662,671
Financials — 28.8%
American International Group, Inc.	58,665	2,852,879
American Tower Corporation (b)	65,815	4,878,866
Aon plc	55,255	4,113,182
Brookfield Asset Management, Inc. - Class A	170,110	6,362,114
Brookfield Property Partners L.P.	6,543	126,803
Capital One Financial Corporation	69,721	4,792,621
Fidelity National Financial, Inc. - Class A	86,995	2,314,067
Markel Corporation (a)	13,100	6,782,787
Safety Insurance Group, Inc.	34,375	1,820,844
Sun Communities, Inc. (b)	90,667	3,864,228
		37,908,391
Health Care — 2.1%
Henry Schein, Inc. (a)	26,060	2,702,422

Industrials — 8.4%
Colfax Corporation (a)	49,310	2,785,522
Delta Air Lines, Inc.	133,360	3,145,962
Pall Corporation	34,375	2,648,250
Watsco, Inc.	26,125	2,462,804
		11,042,538

22

DAVENPORT EQUITY OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 95.4% (Continued)	Shares	Value
Information Technology — 3.7%
Intuit, Inc.	74,300	$4,926,833

Materials — 1.8%
Albemarle Corporation	38,270	2,408,714

Utilities — 2.8%
ITC Holdings Corporation	39,790	3,734,689

Total Common Stocks (Cost $101,205,394)		$125,569,337

MONEY MARKET FUNDS — 2.9%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (c) (Cost $3,800,594)	3,800,594	$3,800,594

Total Investments at Value — 98.3% (Cost $105,005,988)		$129,369,931

Other Assets in Excess of Liabilities — 1.7%		2,221,277

Net Assets — 100.0%		$131,591,208

(a)	Non-income producing security.

(b)	Real estate investment trust (REIT).

(c)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$164,507,655	$196,313,697	$105,005,988
At market value (Note 2)	$237,200,139	$230,147,548	$129,369,931
Cash	4,481,615	10,062,248	1,980,950
Dividends receivable	125,373	672,182	90,228
Receivable for capital shares sold	320,605	1,841,612	462,410
Other assets	24,392	25,959	18,234
TOTAL ASSETS	242,152,124	242,749,549	131,921,753

LIABILITIES
Payable for capital shares redeemed	383,846	232,739	224,326
Accrued investment advisory fees (Note 4)	164,650	153,017	86,070
Payable to administrator (Note 4)	27,500	27,600	16,200
Other accrued expenses and liabilities	1,568	3,884	3,949
TOTAL LIABILITIES	577,564	417,240	330,545

NET ASSETS	$241,574,560	$242,332,309	$131,591,208

Net assets consist of:
Paid-in capital	$162,181,741	$202,879,988	$103,919,166
Accumulated net investment income	28,017	215,307	169,714
Accumulated net realized gains from security transactions	6,672,318	5,403,163	3,138,385
Net unrealized appreciation on investments	72,692,484	33,833,851	24,363,943
Net assets	$241,574,560	$242,332,309	$131,591,208

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	13,262,715	17,764,084	8,941,446

Net asset value, offering price and redemption price per share (Note 2)	$18.21	$13.64	$14.72

See accompanying notes to financial statements.

24

THE DAVENPORT FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2013 (Unaudited)

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$2,052,024	$3,450,314	$771,947
Foreign withholding taxes on dividends	(56,150)	(29,502)	(27,143)
TOTAL INVESTMENT INCOME	1,995,874	3,420,812	744,804

EXPENSES
Investment advisory fees (Note 4)	853,995	839,388	439,436
Administration fees (Note 4)	147,486	145,766	83,260
Professional fees	16,413	15,863	12,213
Compliance service fees (Note 4)	12,650	12,580	8,071
Custodian and bank service fees	10,213	11,410	6,842
Registration and filing fees	8,763	9,207	7,968
Printing of shareholder reports	7,623	7,213	5,246
Insurance expense	5,672	5,264	3,060
Trustees’ fees and expenses (Note 4)	3,956	3,956	3,956
Postage and supplies	3,054	2,941	2,178
Other expenses	978	2,310	2,860
TOTAL EXPENSES	1,070,803	1,055,898	575,090

NET INVESTMENT INCOME	925,071	2,364,914	169,714

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	7,004,743	5,404,427	3,191,678
Net change in unrealized appreciation/ depreciation on investments	13,350,027	4,764,819	6,189,656

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	20,354,770	10,169,246	9,381,334

NET INCREASE IN NET ASSETS FROM OPERATIONS	$21,279,841	$12,534,160	$9,551,048

See accompanying notes to financial statements.

25

DAVENPORT CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$925,071	$1,307,207
Net realized gains from security transactions	7,004,743	9,676,207
Net change in unrealized appreciation/ depreciation on investments	13,350,027	12,010,397
Net increase in net assets from operations	21,279,841	22,993,811

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(908,702)	(1,315,956)
From net realized gains from security transactions	(1,456,213)	—
Decrease in net assets from distributions to shareholders	(2,364,915)	(1,315,956)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	19,215,267	32,795,331
Net asset value of shares issued in reinvestment of distributions to shareholders	2,275,693	1,246,351
Payments for shares redeemed	(9,730,331)	(19,718,238)
Net increase in net assets from capital share transactions	11,760,629	14,323,444

TOTAL INCREASE IN NET ASSETS	30,675,555	36,001,299

NET ASSETS
Beginning of period	210,899,005	174,897,706
End of period	$241,574,560	$210,899,005

ACCUMULATED NET INVESTMENT INCOME	$28,017	$11,648

CAPITAL SHARE ACTIVITY
Shares sold	1,090,139	2,156,214
Shares reinvested	130,061	82,322
Shares redeemed	(552,013)	(1,300,040)
Net increase in shares outstanding	668,187	938,496
Shares outstanding at beginning of period	12,594,528	11,656,032
Shares outstanding at end of period	13,262,715	12,594,528

See accompanying notes to financial statements.

26

DAVENPORT VALUE & INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$2,364,914	$3,299,446
Net realized gains from security transactions	5,404,427	6,183,266
Net change in unrealized appreciation/ depreciation on investments	4,764,819	18,460,679
Net increase in net assets from operations	12,534,160	27,943,391

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,152,728)	(3,316,928)
From net realized gains from security transactions	(3,232,544)	(1,962,920)
Decrease in net assets from distributions to shareholders	(5,385,272)	(5,279,848)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	44,250,965	85,076,371
Net asset value of shares issued in reinvestment of distributions to shareholders	4,923,703	4,722,338
Payments for shares redeemed	(10,881,118)	(14,329,788)
Net increase in net assets from capital share transactions	38,293,550	75,468,921

TOTAL INCREASE IN NET ASSETS	45,442,438	98,132,464

NET ASSETS
Beginning of period	196,889,871	98,757,407
End of period	$242,332,309	$196,889,871

ACCUMULATED NET INVESTMENT INCOME	$215,307	$3,121

CAPITAL SHARE ACTIVITY
Shares sold	3,257,346	7,171,909
Shares reinvested	365,649	398,116
Shares redeemed	(795,548)	(1,212,247)
Net increase in shares outstanding	2,827,447	6,357,778
Shares outstanding at beginning of period	14,936,637	8,578,859
Shares outstanding at end of period	17,764,084	14,936,637

See accompanying notes to financial statements.

27

DAVENPORT EQUITY OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$169,714	$164,908
Net realized gains from security transactions	3,191,678	4,578,353
Net change in unrealized appreciation/ depreciation on investments	6,189,656	10,165,302
Net increase in net assets from operations	9,551,048	14,908,563

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(25,889)	(139,019)
From net realized gains from security transactions	(2,415,824)	(1,731,142)
Decrease in net assets from distributions to shareholders	(2,441,713)	(1,870,161)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	23,807,584	33,820,160
Net asset value of shares issued in reinvestment of distributions to shareholders	2,363,209	1,800,189
Payments for shares redeemed	(4,367,915)	(5,114,447)
Net increase in net assets from capital share transactions	21,802,878	30,505,902

TOTAL INCREASE IN NET ASSETS	28,912,213	43,544,304

NET ASSETS
Beginning of period	102,678,995	59,134,691
End of period	$131,591,208	$102,678,995

ACCUMULATED NET INVESTMENT INCOME	$169,714	$25,889

CAPITAL SHARE ACTIVITY
Shares sold	1,667,890	2,737,625
Shares reinvested	169,284	145,972
Shares redeemed	(304,829)	(419,552)
Net increase in shares outstanding	1,532,345	2,464,045
Shares outstanding at beginning of period	7,409,101	4,945,056
Shares outstanding at end of period	8,941,446	7,409,101

See accompanying notes to financial statements.

28

DAVENPORT CORE FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$16.75		$15.00	$13.73	$12.05	$8.36	$13.82

Income (loss) from investment operations:
Net investment income	0.07		0.11	0.09	0.07	0.08	0.11
Net realized and unrealized gains (losses) on investments	1.57		1.75	1.27	1.68	3.69	(5.17)
Total from investment operations	1.64		1.86	1.36	1.75	3.77	(5.06)

Less distributions:
Dividends from net investment income	(0.07)		(0.11)	(0.09)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	(0.11)		—	—	—	—	(0.29)
Total distributions	(0.18)		(0.11)	(0.09)	(0.07)	(0.08)	(0.40)

Net asset value at end of period	$18.21		$16.75	$15.00	$13.73	$12.05	$8.36

Total return (a)	9.86%	(b)	12.47%	9.99%	14.61%	45.20%	(36.85% )

Net assets at end of period (000’s)	$241,575		$210,899	$174,898	$159,894	$132,662	$92,358

Ratio of total expenses to average net assets	0.94%	(c)	0.95%	0.96%	0.99%	1.00%	1.00%

Ratio of net investment income to average net assets	0.81%	(c)	0.71%	0.66%	0.58%	0.75%	0.98%

Portfolio turnover rate	11%	(b)	26%	19%	34%	25%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

29

DAVENPORT VALUE & INCOME FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013 (Unaudited)		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$13.18		$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.14		0.28	0.23	0.04
Net realized and unrealized gains on investments	0.65		1.81	1.02	0.49
Total from investment operations	0.79		2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.13)		(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.20)		(0.15)	(0.01)	—
Total distributions	(0.33)		(0.42)	(0.24)	(0.03)

Net asset value at end of period	$13.64		$13.18	$11.51	$10.50

Total return (b)	6.03%	(c)	18.69%	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$242,332		$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.94%	(d)	0.96%	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.11%	(d)	2.37%	2.30%	1.99%	(d)

Portfolio turnover rate	18%	(c)	29%	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

30

DAVENPORT EQUITY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013 (Unaudited)		Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$13.86		$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	1.15		2.17	1.30	0.73
Total from investment operations	1.17		2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.01)		(0.02)	—	—
Distributions from net realized gains	(0.30)		(0.28)	(0.04)	—
Total distributions	(0.31)		(0.30)	(0.04)	—

Net asset value at end of period	$14.72		$13.86	$11.96	$10.72

Total return (b)	8.54%	(c)	18.77%	12.00%	7.20%	(c)

Net assets at end of period (000’s)	$131,591		$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	0.98%	(d)	1.01%	1.10%	1.25%	(d)

Ratio of net investment income (loss) to average net assets	0.29%	(d)	0.23%	(0.22% )	(0.40%	)(d)

Portfolio turnover rate	18%	(c)	41%	35%	6%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

31

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2013 (Unaudited)

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

32

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Money market funds have been determined to be represented at amortized cost which approximates fair value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2013 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$226,722,186	$—	$—	$226,722,186
Exchange-Traded Funds	5,906,947	—	—	5,906,947
Money Market Funds	4,571,006	—	—	4,571,006
Total	$237,200,139	$—	$—	$237,200,139

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$215,164,251	$—	$—	$215,164,251
Exchange-Traded Funds	6,384,897	—	—	6,384,897
Closed-End Funds	1,806,395	—	—	1,806,395
Money Market Funds	6,792,005	—	—	6,792,005
Total	$230,147,548	$—	$—	$230,147,548

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$125,569,337	$—	$—	$125,569,337
Money Market Funds	3,800,594	—	—	3,800,594
Total	$129,369,931	$—	$—	$129,369,931

33

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities valued by sector type. As of September 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of September 30, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2013 and March 31, 2013 is as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	9/30/13	$908,702	$1,456,213	$2,364,915
	3/31/13	$1,315,956	$—	$1,315,956
Davenport Value & Income Fund	9/30/13	$2,726,686	$2,658,586	$5,385,272
	3/31/13	$3,316,928	$1,962,920	$5,279,848
Davenport Equity Opportunities Fund	9/30/13	$36,859	$2,404,854	$2,441,713
	3/31/13	$505,327	$1,364,834	$1,870,161

34

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2013:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$164,535,025	$196,335,895	$105,024,111
Gross unrealized appreciation	$73,020,941	$36,299,986	$25,208,090
Gross unrealized depreciation	(355,827)	(2,488,333)	(862,270)
Net unrealized appreciation	72,665,114	33,811,653	24,345,820
Undistributed ordinary income	28,017	237,298	169,714
Other gains	6,699,688	5,403,370	3,156,508
Total distributable earnings	$79,392,819	$39,452,321	$27,672,042

The difference between the federal income tax cost and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on publicly traded partnerships.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

35

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

During the six months ended September 30, 2013, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $36,826,694 and $24,171,502, respectively, for Davenport Core Fund; $66,443,584 and $37,842,956, respectively, for Davenport Value & Income Fund; and $38,723,118 and $19,310,146, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,500, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate average net assets in excess of $100 million. Each Fund pays its proportionate share of such fee. In addition, the Funds reimburse Ultimus for any reasonable out-of-pocket expenses, if any, incurred in providing these services.

36

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $ 1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of September 30, 2013, Davenport Equity Opportunities Fund had 31.7% and 28.8% of the value of its net assets invested in stocks within the Consumer Discretionary sector and Financials sector, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

37

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2013 through September 30, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

38

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value April 1, 2013	Ending Account Value Sept. 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,098.60	$4.95
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.36	$4.76

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value April 1, 2013	Ending Account Value Sept. 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.30	$4.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.36	$4.76

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value April 1, 2013	Ending Account Value Sept. 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,085.40	$5.12
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.16	$4.96

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 0.98% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

39

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

40

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly, IV, President
I. Lee Chapman, IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Semi-Annual Report September 30, 2013 (Unaudited) No-Load Funds

Letter to Shareholders	November 4, 2013

We are pleased to report on your Funds and their investments for the semi-annual period ended September 30, 2013. The first six months of the fiscal year are off to a great start, continuing the trend from late last year. Stocks moved higher during this semi-annual period as the U.S. economy continued to exhibit modest growth, global growth prospects seemed to have improved slightly and investors looked past political posturing in Washington.

Economic and Market Update
The period began with reasonable and steady economic growth in the U.S., but signs of slowing growth in China and other emerging markets surfaced. This perceived weakness resulted in a number of commodities experiencing price declines. Gold, iron ore, copper and aluminum all moved down significantly in the spring and summer. During roughly the same period, the Federal Reserve began to recognize the potential of improving U.S. economic growth based on recoveries in housing, auto and manufacturing. Therefore, the Fed began discussing the timing and scope of scaling back the quantitative easing bond buying program, or QE3. Volatility picked up as the news was unsettling to stock investors, but particularly so for fixed income investors. Bond investors quickly reacted to this potentially new investment landscape, resulting in major dislocations in the fixed income market, especially during June and July. Even with the increased volatility, the S&P 500 Index advanced 2.9% for the three months ended June 30, despite a 5% decline mid-quarter. Broad bond market indexes were down sharply, with the Barclays Government/Credit Index returning -2.5%.

As we moved into the fall, a number of concerns arose. Among the worries were rising interest rates and the impending removal of Federal Reserve stimulus, political concerns in the Middle East centered in Syria, and the ongoing dysfunction in Washington. Rising interest rates had quickly translated into higher mortgage rates which slowed housing sales. Fears of a government shutdown were also being discussed. Recognizing that the economy was not improving at the rate previously expected and fearing that politics in Washington were about to raise their ugly head, the Fed backed off of its taper talk which spurred an equity and bond market rally. The old axiom that the market climbs a wall of worry seems fitting to describe the current environment. Despite the fact that markets sold off of their all-time high levels near the end of September, broad stock market indexes delivered positive results for the September quarter as well with the S&P 500 Index up 5.2%. The bond market was essentially unchanged with the Barclays Government/Credit Index up 0.4%. There was a decided performance shift towards smaller capitalization stocks during this most recent quarter. To illustrate, the Russell 2000 Index, a proxy for small caps, delivered a return of 10.2% for the period while the Dow Jones Industrial Average, comprised of 30 large cap stocks, returned only 2.1%. Therefore, 2013 has so far proven to be a very strong year for stocks with positive returns in all three calendar quarters.

FBP Equity & Dividend Plus Fund Review
FBP Equity & Dividend Plus Fund has enjoyed very attractive results, returning 23.5% over the last twelve months and 7.2% for the semi-annual period ended September 30, 2013. The S&P 500 Index returned 19.3% and 8.3% over the same periods. Materials, Energy and Industrials were among the best performing sectors for the Fund, while Health Care and Consumer Staples were laggards. Some of the more significant portfolio changes for the period were the additions of new positions in Apple, Freeport-McMoRan Copper & Gold, Potash, Rio Tinto and Transocean. These stocks offer well above average dividend yields, and we believe they trade at attractive valuation levels that will allow us to own them for some time. Apple, in addition to its attractive valuation, became the world’s largest dividend payer in the quarter after increasing its dividend at a double-digit pace. We purchased both Freeport-McMoRan and Rio Tinto near the end of the

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June following price underperformance due to weak commodity prices. Freeport’s acquisitions of McMoRan Exploration, which it formerly owned, and Plains Exploration will provide the company with diversification away from metals mining. Rio Tinto is one of the largest metal and mining companies in the world with a diverse portfolio of mining assets including iron ore, copper, aluminum, diamonds, and gold. We expect new management to take strategic action to improve shareholder value on top of the 4% dividend yield currently being paid. Potash Corporation of Saskatchewan, a major producer of potash, phosphates and nitrogen used as agricultural fertilizers, was also added. We elected to purchase Potash in the dividend oriented portfolio because it sports a very attractive 4.5% yield. Transocean, a company with a fleet of offshore drilling rigs and a yield nearing 5%, was also added to the Fund. We sold positions in American Electric Power, Avon Products, and H&R Block and Travelers based on valuation. This activity, along with other modest changes to the Fund, has resulted in cash levels rising to just over 11% at period end compared to approximately 3% on March 31st, reflecting a somewhat cautious near term outlook and a little more difficulty in finding attractive candidates to add to the Fund. Going forward we intend to continue to look for high quality companies which are paying sustainable, above average dividends, and are trading at a discount to normal valuations. This combination of yield and attractive valuation should provide shareholders with solid total return potential over time.

FBP Appreciation & Income Opportunities Fund Review
FBP Appreciation & Income Opportunities Fund has also enjoyed very attractive results this year, returning 20.6% over the last twelve months and 7.2% for the semi-annual period ended September 30, 2013. The S&P 500 Index returned 19.3% and 8.3% over the same periods. The Fund’s asset allocation continued to have a positive effect on performance with a higher weight towards equities. The Fund was 77.6% equity, 7.5% fixed income and 14.9% cash at period end. For the semi-annual period, Financials, Materials, and Industrials were among the best performing sectors for the Fund, while Health Care and Utilities were the sector laggards. Some of the more significant portfolio changes for the period were the additions of new positions in Freeport-McMoRan Copper & Gold, IBM, Mosaic, Rio Tinto and Transocean. Freeport McMoRan and Rio Tinto were added in June following stock price declines related to falling gold and commodity prices. The widespread declines in commodity prices over the summer months led to underperformance for the stocks of most mining companies, creating compelling valuations. Freeport’s stock also suffered after an announcement in December that the company was acquiring Plains Exploration and McMoRan Exploration (a former division of the company). The acquisitions help diversify the company away from mining, which we see as a positive, because they each are focused on oil and gas exploration. Rio Tinto, with headquarters in the U.K., has assets across the globe, making it one of the largest metals and mining companies in the world. We believe its diversified product mix including aluminum, copper, diamonds, coal, iron ore and gold help make it attractive for purchase. Mosaic, a major fertilizer company with leading market share in potash and phosphates was added to the Fund. The stock became attractive following news that a European potash pricing cartel had fallen apart, creating fear that potash prices would plummet without the cartel. We believe the stock price decline was a classic case of overreaction. Stocks sold include Martin Marietta Materials and Flextronics, both of which were eliminated following significant stock price advances. We have been positioned for rising interest rates for some time, and the Fund’s short maturity structure paid off this period by staying relatively stable even though interest rates rose over the period.

In conclusion, we are pleased with both the absolute and relative investment results for your Funds for the last few quarters. We have mentioned in prior letters that the U.S. economy has the long-term potential to continue improving. Our belief is based on sustained progress in the domestic housing recovery, a resurgence in North American energy exploration and an increasingly competitive U.S. manufacturing sector. We continue to believe that these positives will provide a tailwind or support for the economy, although the full

2

positive benefit remains to be felt as the economy is held back by a number of issues. A lack of confidence among individuals and businesses retards spending and investment, thus keeping unemployment stubbornly high. Our political leaders continue to be unable to work together to solve many of the issues of the day. Programs to promote job creation should be front and center, as well as moving to reform entitlements, immigration and taxes.

Going forward we continue to seek investments in companies that are trading at discounts to their normal valuations, that we believe have promising business outlooks and will be returning cash to shareholders through either dividends or share repurchases. Overall, companies are managing their business very well in the slow growth economy we are experiencing and continue to produce solid earnings gains. Valuation on the market has expanded but is still reasonable at approximately 14 times 2014 earnings estimates.

We want to thank you for your continued support and investment in the Flippin, Bruce & Porter Funds. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
November 4, 2013

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC.

3

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS
COMPARATIVE PERFORMANCE CHARTS
(Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	23.46%	6.15%	4.27%
FBP Appreciation & Income Opportunities Fund	20.63%	7.25%	5.10%
Standard & Poor’s 500® Index	19.34%	10.02%	7.57%
Consumer Price Index	1.52%	1.32%	2.47%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$23.01
Total Net Assets (Millions)	$25.5
Current Expense Ratio	1.07%
Portfolio Turnover	11%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	48	500
Weighted Avg Market Capitalization (Billions)	$85.5	$106.1
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	11.5	13.6
Price-to-Book Value	1.9	2.3

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	3.4%
ConocoPhillips	3.3%
Royal Dutch Shell plc - Class A - ADR	3.1%
Microsoft Corporation	2.8%
PepsiCo, Inc.	2.7%
Johnson & Johnson	2.7%
Chevron Corporation	2.7%
General Electric Company	2.5%
Procter & Gamble Company (The)	2.5%
Hewlett-Packard Company	2.5%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$17.80
Total Net Assets (Millions)	$38.2
Current Expense Ratio	1.00%
Portfolio Turnover	6%
Fund Inception Date	7/3/1989

Common Stock Portfolio (78.4% of Net Assets)
Number of Stocks	56
Weighted Avg Market Capitalization (Billions)	$82.4
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.9
Price-to-Book Value	1.6

Ten Largest Equity Holdings	% of Net Assets
JPMorgan Chase & Company	2.8%
Bank of America Corporation	2.5%
MetLife, Inc.	2.5%
Cisco Systems, Inc.	2.4%
ConocoPhillips	2.3%
Johnson & Johnson	2.3%
Microsoft Corporation	2.3%
Lincoln National Corporation	2.2%
Pfizer, Inc.	2.1%
Sealed Air Corporation	2.1%

Five Largest Sectors	% of Net Assets
Financials	16.9%
Information Technology	12.8%
Energy	10.4%
Industrials	9.6%
Materials	8.7%

Fixed-Income Portfolio (7.6% of Net Assets)
Number of Fixed-Income Securities	5
Average Quality	BBB+
Average Weighted Maturity	1.6 yrs.
Average Effective Duration	1.6 yrs.

Sector Breakdown	% of Net Assets
Corporate Bonds - Financials	3.4%
Corporate Bonds - Industrials	3.4%
Municipal Bonds	0.8%

7

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 89.9%	Shares	Value
Consumer Discretionary — 5.2%
Best Buy Company, Inc. (a)	11,000	$412,500
Kohl's Corporation	9,000	465,750
Staples, Inc.	30,000	439,500
		1,317,750
Consumer Staples — 10.1%
Coca-Cola Company (The)	10,000	378,800
ConAgra Foods, Inc.	16,400	497,576
PepsiCo, Inc. (a)	8,800	699,600
Procter & Gamble Company (The)	8,500	642,515
Sysco Corporation	11,000	350,130
		2,568,621
Energy — 11.5%
Chevron Corporation	5,700	692,550
ConocoPhillips (a)	12,200	848,022
Occidental Petroleum Corporation	4,000	374,160
Royal Dutch Shell plc - Class A - ADR	12,000	788,160
Transocean Ltd.	5,500	244,750
		2,947,642
Financials — 11.8%
Bank of Hawaii Corporation (a)	6,000	326,700
Bank of New York Mellon Corporation (The)	11,400	344,166
BB&T Corporation	10,000	337,500
JPMorgan Chase & Company	17,000	878,730
Manulife Financial Corporation	20,000	331,200
People's United Financial, Inc.	23,000	330,740
Prudential Financial, Inc. (a)	6,000	467,880
		3,016,916
Health Care — 7.4%
Johnson & Johnson (a)	8,000	693,520
Merck & Company, Inc.	12,800	609,408
Pfizer, Inc.	20,000	574,200
		1,877,128
Industrials — 11.5%
3M Company	2,800	334,348
Avery Dennison Corporation (a)	9,500	413,440
Emerson Electric Company (a)	8,300	537,010
General Electric Company	27,000	645,030
Royal Philips N.V. - ADR	14,892	480,267
Norfolk Southern Corporation (a)	3,600	278,460
R.R. Donnelley & Sons Company	16,000	252,800
		2,941,355
Information Technology — 16.4%
Apple, Inc.	1,150	548,262
Applied Materials, Inc.	30,000	526,200
Cisco Systems, Inc.	24,800	580,816
Computer Sciences Corporation (a)	10,000	517,400

8

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 89.9% (Continued)	Shares	Value
Information Technology — 16.4% (Continued)
Dell, Inc.	22,300	$307,071
Hewlett-Packard Company	30,000	629,400
Intel Corporation	16,000	366,720
Microsoft Corporation (a)	21,500	716,165
		4,192,034
Materials — 10.5%
E.I. du Pont de Nemours and Company	5,000	292,800
Freeport-McMoRan Copper & Gold, Inc.	8,400	277,872
Nucor Corporation (a)	10,000	490,200
Potash Corporation of Saskatchewan, Inc.	8,400	262,752
Rio Tinto plc - ADR	8,600	419,336
Sealed Air Corporation (a)	20,000	543,800
Sonoco Products Company	10,000	389,400
		2,676,160
Telecommunication Services — 1.7%
AT&T, Inc.	13,000	439,660

Utilities — 3.8%
FirstEnergy Corporation	14,100	513,945
PPL Corporation	15,300	464,814
		978,759

Total Common Stocks (Cost $17,653,134)		$22,956,025

MONEY MARKET FUNDS — 11.1%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	2,489,649	$2,489,649
First American Government Obligations Fund - Class Z, 0.01% (b)	346,798	346,798
Total Money Market Funds (Cost $2,836,447)		$2,836,447

Total Investments at Value — 101.0% (Cost $20,489,581)		$25,792,472

Liabilities in Excess of Other Assets — (1.0%)		(244,458)

Net Assets — 100.0%		$25,548,014

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2013 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Avery Dennison Corporation,
10/19/2013 at $45	95	$3,800	$14,440
Bank of Hawaii Corporation,
10/19/2013 at $50	60	28,200	13,220
Best Buy Company, Inc.,
01/18/2014 at $35	110	50,600	28,147
Computer Sciences Corporation,
01/18/2014 at $35	50	87,500	13,599
01/18/2014 at $48	50	28,500	13,350
ConocoPhillips,
02/22/2014 at $70	50	12,050	10,486
Emerson Electric Company,
03/22/2014 at $70	43	5,375	7,718
Johnson & Johnson,
01/18/2014 at $92.5	26	1,846	5,512
Microsoft Corporation,
04/19/2014 at $35	90	11,610	18,857
Norfolk Southern Company,
01/18/2014 at $85	36	2,520	7,096
Nucor Corporation,
04/19/2014 at $55	48	5,136	6,000
PepsiCo, Inc.,
01/18/2014 at $87.5	30	1,350	4,910
Prudential Financial, Inc.,
03/22/2014 at $87.5	30	5,400	7,860
Sealed Air Corporation,
01/18/2014 at $25	60	18,540	10,942
01/18/2014 at $30	70	5,250	13,440
		$267,677	$175,577

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 78.4%	Shares	Value
Consumer Discretionary — 3.5%
Best Buy Company, Inc. (a)	10,000	$375,000
Kohl's Corporation (a)	9,500	491,625
Staples, Inc.	31,000	454,150
		1,320,775
Consumer Staples — 6.8%
Archer-Daniels-Midland Company (a)	16,000	589,440
Avon Products, Inc. (a)	24,000	494,400
CVS Caremark Corporation (a)	9,000	510,750
PepsiCo, Inc. (a)	4,200	333,900
Walgreen Company (a)	6,000	322,800
Wal-Mart Stores, Inc. (a)	4,500	332,820
		2,584,110
Energy — 10.4%
Baker Hughes, Inc. (a)	11,000	540,100
Chevron Corporation	5,000	607,500
ConocoPhillips (a)	12,500	868,875
Devon Energy Corporation	11,000	635,360
Occidental Petroleum Corporation	4,200	392,868
Royal Dutch Shell plc - Class A - ADR	11,000	722,480
Transocean Ltd.	5,000	222,500
		3,989,683
Financials — 16.9%
Bank of America Corporation	69,000	952,200
Bank of New York Mellon Corporation (The)	20,000	603,800
Capital One Financial Corporation	4,000	274,960
Comerica, Inc.	13,000	511,030
JPMorgan Chase & Company	21,000	1,085,490
Lincoln National Corporation (a)	20,000	839,800
Manulife Financial Corporation	24,000	397,440
MetLife, Inc.	20,000	939,000
People's United Financial, Inc.	18,000	258,840
Travelers Companies, Inc. (The)	7,000	593,390
		6,455,950
Health Care — 6.1%
Johnson & Johnson	10,000	866,900
Merck & Company, Inc.	14,000	666,540
Pfizer, Inc.	28,000	803,880
		2,337,320
Industrials — 9.6%
Avery Dennison Corporation (a)	14,500	631,040
FedEx Corporation (a)	5,400	616,194
General Electric Company	17,000	406,130
Ingersoll-Rand plc (a)	9,500	616,930
Royal Philips N.V. - ADR	16,547	533,641
Lockheed Martin Corporation	2,400	306,120

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 78.4% (Continued)	Shares	Value
Industrials — 9.6% (Continued)
Norfolk Southern Corporation (a)	4,000	$309,400
R.R. Donnelley & Sons Company	16,000	252,800
		3,672,255
Information Technology — 12.8%
Apple, Inc.	1,200	572,100
Cisco Systems, Inc. (a)	40,000	936,800
Computer Sciences Corporation (a)	10,000	517,400
Dell, Inc.	35,000	481,950
Hewlett-Packard Company (a)	29,000	608,420
Intel Corporation	10,000	229,200
International Business Machines Corporation	1,300	240,734
Microsoft Corporation (a)	26,000	866,060
Western Union Company (The)	23,000	429,180
		4,881,844
Materials — 8.7%
E.I. du Pont de Nemours and Company	12,000	702,720
Freeport-McMoRan Copper & Gold, Inc.	9,000	297,720
Mosaic Company (The)	6,000	258,120
Nucor Corporation	8,000	392,160
Rio Tinto plc - ADR	9,000	438,840
Sealed Air Corporation (a)	29,000	788,510
Sonoco Products Company	12,000	467,280
		3,345,350
Telecommunication Services — 1.3%
AT&T, Inc.	15,000	507,300

Utilities — 2.3%
FirstEnergy Corporation	13,000	473,850
PPL Corporation	14,000	425,320
		899,170

Total Common Stocks (Cost $21,109,679)		$29,993,757

CORPORATE BONDS — 6.8%	Par Value	Value
Financials — 3.4%
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	$750,000	$794,271
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	522,726
		1,316,997
Industrials — 3.4%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	769,111
Equifax, Inc., 4.45%, due 12/01/2014	500,000	519,475
		1,288,586

Total Corporate Bonds (Cost $2,532,167)		$2,605,583

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (Continued)

MUNICIPAL BONDS — 0.8%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue,
1.70%, due 02/01/2017 (Cost $298,743)	$300,000	$291,450

MONEY MARKET FUNDS — 15.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b)	3,738,426	$3,738,426
First American Government Obligations Fund - Class Z, 0.01% (b)	2,005,917	2,005,917
Total Money Market Funds (Cost $5,744,343)		$5,744,343

Total Investments at Value — 101.0% (Cost $29,684,932)		$38,635,133

Liabilities in Excess of Other Assets — (1.0%)		(387,028)

Net Assets — 100.0%		$38,248,105

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
SCHEDULE OF OPEN OPTION CONTRACTS
September 30, 2013 (Unaudited)

COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Archer-Daniels-Midland Company,
01/18/2014 at $37	80	$14,400	$9,040
Avery Dennison Corporation,
10/19/2013 at $45	50	2,000	9,100
Avon Products, Inc.,
10/19/2013 at $25	60	300	7,657
Baker Hughes, Inc.,
01/18/2014 at $50	20	4,360	4,039
01/18/2014 at $55	30	2,010	3,660
Best Buy Company, Inc.,
01/18/2014 at $35	50	23,000	7,550
03/22/2014 at $37	50	21,750	11,850
Cisco Systems, Inc.,
01/18/2014 at $27	50	850	6,350
Computer Sciences Corporation,
01/18/2014 at $35	50	87,500	13,599
01/18/2014 at $55	25	4,900	6,175
03/22/2014 at $55	25	7,125	8,991
ConocoPhillips,
02/22/2014 at $70	50	12,050	10,486
CVS Caremark Corporation,
11/16/2013 at $62.5	15	285	3,180
FedEx Corporation,
01/18/2014 at $110	28	22,960	12,235
Hewlett-Packard Company,
01/18/2014 at $20	50	10,500	6,599
Ingersoll-Rand plc,
01/18/2014 at $57.5	25	21,000	5,799
01/18/2014 at $62.5	25	12,000	6,675
03/22/2014 at $67.5	25	8,000	5,675
Kohl's Corporation,
01/18/2014 at $55	10	1,220	2,020
Lincoln National Corporation,
01/18/2014 at $45	25	3,500	5,650
Microsoft Corporation,
04/19/2014 at $35	90	11,610	18,857
Norfolk Southern Company,
01/18/2014 at $85	40	2,800	7,884
PepsiCo, Inc.,
01/18/2014 at $87.5	14	630	2,716
Sealed Air Corporation,
01/18/2014 at $30	90	6,750	17,280
Walgreen Company,
10/19/2013 at $47	60	42,000	11,220
Wal-Mart Stores, Inc.,
12/21/2013 at $80	10	230	1,830
		$323,730	$206,117

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$20,489,581	$29,684,932
At value (Note 2)	$25,792,472	$38,635,133
Cash	—	1,995
Dividends and interest receivable	38,199	68,805
Receivable for capital shares sold	2,909	—
Other assets	6,200	4,598
TOTAL ASSETS	25,839,780	38,710,531

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $175,577 and $206,117, respectively)	267,677	323,730
Distributions payable	2,805	15,450
Payable for capital shares redeemed	118	90,911
Accrued investment advisory fees (Note 4)	9,606	19,535
Payable to administrator (Note 4)	5,200	5,200
Other accrued expenses	6,360	7,600
TOTAL LIABILITIES	291,766	462,426

NET ASSETS	$25,548,014	$38,248,105

Net assets consist of:
Paid-in capital	$21,203,954	$28,854,808
Undistributed (distributions in excess of) net investment income	160	(4,140)
Accumulated net realized gains (losses) from security transactions	(866,891)	564,849
Net unrealized appreciation (depreciation) on:
Investments	5,302,891	8,950,201
Option contracts	(92,100)	(117,613)
Net assets	$25,548,014	$38,248,105

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,110,225	2,148,539

Net asset value, offering price and redemption price per share (Note 2)	$23.01	$17.80

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2013 (Unaudited)

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$357,881	$402,358
Foreign withholding taxes on dividends	(5,922)	(6,243)
Interest	—	70,751
TOTAL INVESTMENT INCOME	351,959	466,866

EXPENSES
Investment advisory fees (Note 4)	85,240	133,828
Administration fees (Note 4)	27,000	27,365
Registration and filing fees	7,350	5,240
Professional fees	5,672	5,832
Compliance service fees and expenses (Note 4)	4,632	4,632
Custodian and bank service fees	4,034	4,388
Trustees’ fees and expenses (Note 4)	3,956	3,956
Printing of shareholder reports	4,437	2,926
Postage and supplies	2,259	1,651
Insurance expense	888	1,361
Other expenses	2,960	3,967
TOTAL EXPENSES	148,428	195,146
Fees voluntarily waived by the Adviser (Note 4)	(18,133)	(3,963)
NET EXPENSES	130,295	191,183

NET INVESTMENT INCOME	221,664	275,683

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from:
Security transactions	765,798	797,534
Option contracts (Note 5)	(156,401)	(175,771)
Net change in unrealized appreciation/depreciation on:
Investments	577,141	1,714,204
Option contracts (Note 5)	204,281	19,006

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,390,819	2,354,973

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,612,483	$2,630,656

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$221,664	$523,466	$275,683	$638,339
Net realized gains (losses) from:
Security transactions	765,798	519,446	797,534	1,954,011
Option contracts (Note 5)	(156,401)	43,281	(175,771)	82,796
Net realized gains from in-kind redemptions (Note 2)	—	—	—	149,541
Net change in unrealized appreciation/depreciation on:
Investments	577,141	2,435,149	1,714,204	1,160,720
Option contracts (Note 5)	204,281	(272,339)	19,006	(84,990)
Net increase in net assets from operations	1,612,483	3,249,003	2,630,656	3,900,417

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(221,946)	(520,286)	(286,389)	(665,559)
From net realized gains from security transactions	—	—	(927,003)	(626,479)
Decrease in net assets from distributions to shareholders	(221,946)	(520,286)	(1,213,392)	(1,292,038)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,966,425	1,432,990	318,342	1,092,453
Net asset value of shares issued in reinvestment of distributions to shareholders	215,764	504,248	1,115,978	1,171,415
Payments for shares redeemed	(594,676)	(5,289,545)	(1,428,581)	(7,567,218)
Net increase (decrease) in net assets from capital share transactions	1,587,513	(3,352,307)	5,739	(5,303,350)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,978,050	(623,590)	1,423,003	(2,694,971)

NET ASSETS
Beginning of period	22,569,964	23,193,554	36,825,102	39,520,073
End of period	$25,548,014	$22,569,964	$38,248,105	$36,825,102

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$160	$442	$(4,140)	$(50,309)

CAPITAL SHARE ACTIVITY
Shares sold	85,125	74,836	17,914	68,122
Shares reinvested	9,532	26,081	64,728	75,820
Shares redeemed	(25,927)	(273,612)	(80,038)	(491,200)
Net increase (decrease) in shares outstanding	68,730	(172,695)	2,604	(347,258)
Shares outstanding at beginning of period	1,041,495	1,214,190	2,145,935	2,493,193
Shares outstanding at end of period	1,110,225	1,041,495	2,148,539	2,145,935

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$21.67		$19.10	$20.70	$19.42	$12.02	$20.99

Income (loss) from investment operations:
Net investment income	0.21		0.47	0.23	0.15	0.12	0.27
Net realized and unrealized gains (losses) on investments	1.34		2.56	(1.59)	1.27	7.41	(8.98)
Total from investment operations	1.55		3.03	(1.36)	1.42	7.53	(8.71)

Less distributions:
Dividends from net investment income	(0.21)		(0.46)	(0.24)	(0.14)	(0.13)	(0.26)

Net asset value at end of period	$23.01		$21.67	$19.10	$20.70	$19.42	$12.02

Total return (a)	7.15%	(b)	16.19%	(6.49% )	7.40%	62.84%	(41.78% )

Net assets at end of period (000’s)	$25,548		$22,570	$23,194	$27,407	$28,617	$20,605

Ratio of total expenses to average net assets	1.22%	(c)	1.29%	1.29%	1.19%	1.19%	1.18%

Ratio of net expenses to average net assets (d)	1.07%	(c)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (d)	1.82%	(c)	2.40%	1.24%	0.78%	0.74%	1.59%

Portfolio turnover rate	11%	(b)	32%	46%	25%	21%	16%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not Annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$17.16		$15.85	$16.35	$15.49	$10.97	$15.84

Income (loss) from investment operations:
Net investment income	0.13		0.29	0.26	0.24	0.27	0.32
Net realized and unrealized gains (losses) on investments	1.08		1.61	(0.46)	0.88	4.53	(4.89)
Total from investment operations	1.21		1.90	(0.20)	1.12	4.80	(4.57)

Less distributions:
Dividends from net investment income	(0.13)		(0.30)	(0.30)	(0.26)	(0.28)	(0.30)
Distributions from net realized gains	(0.44)		(0.29)	—	—	—	—
Total distributions	(0.57)		(0.59)	(0.30)	(0.26)	(0.28)	(0.30)

Net asset value at end of period	$17.80		$17.16	$15.85	$16.35	$15.49	$10.97

Total return (a)	7.17%	(b)	12.51%	(1.13% )	7.35%	44.01%	(29.15% )

Net assets at end of period (000’s)	$38,248		$36,825	$39,520	$46,406	$45,507	$34,199

Ratio of total expenses to average net assets	1.02%	(c)	1.06%	1.06%	1.03%	1.03%	1.05%

Ratio of net expenses to average net assets (d)	1.00%	(c)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (d)	1.44%	(c)	1.83%	1.71%	1.59%	1.90%	2.36%

Portfolio turnover rate	6%	(b)	15%	17%	24%	24%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not Annualized.

(c)	Annualized.

(d)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2013 (Unaudited)

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities and will be classified as Level 2 within the fair value hierarchy (see below). If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

20

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

Fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of September 30, 2013 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$22,956,025	$—	$—	$22,956,025
Money Market Funds	2,836,447	—	—	2,836,447
Total	$25,792,472	$—	$—	$25,792,472

Other Financial Instruments:
Covered Call Options	$(267,677)	$—	$—	$(267,677)
Total	$(267,677)	$—	$—	$(267,677)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$29,993,757	$—	$—	$29,993,757
Corporate Bonds	—	2,605,583	—	2,605,583
Municipal Bonds	—	291,450	—	291,450
Money Market Funds	5,744,343	—	—	5,744,343
Total	$35,738,100	$2,897,033	$—	$38,635,133

Other Financial Instruments:
Covered Call Options	$(323,730)	$—	$—	$(323,730)
Total	$(323,730)	$—	$—	$(323,730)

21

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of September 30, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended September 30, 2013 and March 31, 2013 was as follows:

	Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	9/30/2013	$221,946	$—	$221,946
	3/31/2013	$520,286	$—	$520,286
FBP Appreciation & Income Opportunities Fund	9/30/2013	$286,389	$927,003	$1,213,392
	3/31/2013	$665,559	$626,479	$1,292,038

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, covered call options may be written (sold) against such securities and the Funds will receive a premium in return. The Funds write options only for income generation and hedging purposes and not for speculation. The premiums received from writing the options are recorded as a liability and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

22

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Funds may also purchase put options on stock indices. By purchasing a put option on a stock index, a Fund could hedge the risk of a general market decline. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by a Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline, or do not decline sufficiently, to offset the deterioration in the value of the option premium. Premiums paid for buying options that expire are treated as realized losses. Premiums paid from buying options which are exercised decrease the proceeds used to calculate the realized gain or loss on the exercise of the option.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of September 30, 2013:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$20,489,581	$29,690,987
Gross unrealized appreciation	$5,541,350	$9,595,284
Gross unrealized depreciation	(238,459)	(651,138)
Net unrealized appreciation on investments	5,302,891	8,944,146
Net unrealized depreciation on option contracts	(92,100)	(117,613)
Undistributed ordinary income	2,965	17,365
Capital loss carryforwards	(1,476,288)	—
Other gains	609,397	564,849
Other temporary differences	(2,805)	(15,450)
Accumulated earnings	$4,344,060	$9,393,297

As of September 30, 2013, the tax cost of written options for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund is $175,577 and $206,117, respectively.

23

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

As of March 31, 2013, FBP Equity & Dividend Plus Fund had short-term capital loss carryforwards for federal income tax purposes of $1,476,288 which expire on March 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses realized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the FBP Equity & Dividend Plus Fund’s pre-enactment capital loss carryovers may expire without being utilized.

For the six months ended September 30, 2013, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized gains from security transactions of $56,875 against distributions in excess of net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended March 31, 2013, FBP Appreciation & Income Opportunities Fund realized $149,541 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $2,519,290 and $3,149,674, respectively, for FBP Equity & Dividend Plus Fund and $1,911,457 and $3,602,560, respectively, for FBP Appreciation & Income Opportunities Fund.

24

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the six months ended September 30, 2013, the Adviser voluntarily waived $18,133 and $3,963 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and $1,000 for attendance at each meeting for any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

25

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the six months ended September 30, 2013 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of period	975	$170,005	483	$103,398
Options written	762	148,897	824	150,770
Options cancelled in a closing purchase transaction	(105)	(20,853)	—	—
Options expired	(140)	(24,277)	(40)	(6,879)
Options exercised	(644)	(98,195)	(220)	(41,172)
Options outstanding at end of period	848	$175,577	1,047	$206,117

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2013
Covered call options written	Covered call options, at value	—	$(267,677)	$(4,160,650)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding September 30, 2013
Covered call options written	Covered call options, at value	—	$(323,730)	$(4,753,738)

The average monthly notional amount of option contracts written during the six months ended September 30, 2013 was $3,405,462 and $3,554,298 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

The Funds held no put option contracts on stock indices as of September 30, 2013. The average notional amount of put option contracts purchased during the six months ended September 30, 2013 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund was $4,554,388 and $5,791,748, respectively.

26

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in derivative instruments during the six months ended September 30, 2013 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$24,277	Net change in unrealized appreciation/depreciation on option contracts	$204,281
Purchased index put options	Net realized gains (losses) from option contracts	$(180,678)	Net change in unrealized appreciation/depreciation on option contracts	$—

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains (losses) from option contracts	$6,879	Net change in unrealized appreciation/depreciation on option contracts	$19,006
Purchased index put options	Net realized gains (losses) from option contracts	$(182,650)	Net change in unrealized appreciation/depreciation on option contracts	$—

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2013 through September 30, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

28

THE FLIPPIN, BRUCE & PORTER FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,071.50	$5.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.70	$5.42

*
Expenses are equal to the FBP Equity & Dividend Plus Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,071.70	$5.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.05	$5.06

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

29

Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Semi-Annual Report September 30, 2013 (Unaudited)

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	October, 2013

Dear Fellow Shareholders:

We are enclosing for your review the Semi-Annual Reports of The Government Street Funds for the six months ended September 30, 2013.

The Government Street Equity Fund

The Government Street Equity Fund (the “Fund”) had a positive return of 7.86% for the semi-annual fiscal period ended September 30, 2013. By comparison, the S&P 500 Index and the Morningstar Large Cap Blend Equity category were up 8.31% and 11.53%, respectively. The large cap section of domestic markets continues to be positively affected by the dynamics of the S&P 500 Index which has remained in a positive up trend since the low point reached in March 2009.

In four of the six months under review for this semi-annual letter, the stock market, as measured by the S&P 500 Index, turned in positive returns. However, in the second three months, a higher level of volatility in pricing returned most likely due to questions of the Federal Reserve’s continued application of stimulative policies and the perplexing question of what constitutes a “red line.” “Red Line” is the controversial consideration for military action against Syria in response to their use of chemical weapons, which would have destabilizing financial effects.

Corporations, in general, turned in better earnings than expected even though revenue growth was restrained. As a result of the confused economic messages emanating from Washington, capital equipment expenditures, jobs, and business expansions domestically remained neutral. The positive by-product of this lethargy has been very large corporate stock repurchases, balance sheet strengthening and some increased merger and acquisition activity, which is all good for stock prices.

The improvement in the financial position of international markets, along with the continued stimulus of bond purchases by the Federal Reserve, resulted in an environment biased toward wealth creation. Ultimately, we believe without real progress in regulatory, tax and fiscal policy forthcoming, that it will be very difficult to maintain the current upward trajectory in stock returns. The good news is that corporate profits and consequently gross national product (“GNP”) continue to grow, albeit slowly by historical standards, which provides a positive bias for growth as opposed to recession.

In this environment, we believe that the most basic of risk control measures available, diversification in quality companies, is mandatory. As of September 30, 2013, the Fund contained investments in 95 individual common stocks and 8 multiple stock holdings represented by Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs). The cash reserves were approximately 3.5% of the portfolio.

The ETF and ETN’s internal holdings broaden investment participation to emphasize agricultural related stocks, mid and small capitalization domestic securities, master limited partnerships, international companies and hedged investments. In the aggregate, these investments accounted for approximately 14% of the total portfolio.

The top 10 holdings in the Fund as of September 30, 2013 were:

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.2%
Apple, Inc.	3.1%
MasterCard, Inc. - Class A	2.7%
JPMorgan Alerian MLP Index ETN	2.6%
Walt Disney Company (The)	2.2%
Visa, Inc. - Class A	2.1%
Conoco Phillips	2.0%
iShares Russell 2000 Index Fund	2.0%
United Technologies Corporation	1.9%
iShares Core S&P Mid-Cap ETF	1.8%

The 5 best performing securities held by the Fund for the entire six month period were:

Prothena Corporation plc	202.39%
Questcor Pharmaceuticals, Inc.	80.50%
Regeneron Pharmaceuticals, Inc.	77.36%
Pioneer Natural Resources Company	51.95%
Whole Foods Market, Inc.	35.44%

The 5 worst performing securities held by the Fund for the entire six month period were:

Phillips 66	-20.75%
International Business Machines Corporation	-12.33%
McCormick & Company, Inc. – Non-Voting Shares	-10.28%
Market Vectors Agribusiness ETF	-9.19%
Plum Creek Timber Company, Inc.	-8.66%

The Fund’s best performing economic sector for the six months was Health Care at 19.46%, followed by Consumer Discretionary at 11.52%. The worst performing sector was Utilities at -6.82%.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns.

There is not a discernible pattern in the performance of the 5 best and worst performing securities over the six month period. However, overall, those stocks found within the Telecommunication Services, Utilities and Consumer Staples sectors, generally considered to be defensive, were the underperformers. These sectors in the portfolio had returns of -0.41%, -6.82% and 1.99%, respectively. These sectors are generally good dividend payers and very stable in pricing action. They were left behind by a market focused on Health Care (+19.46%), Consumer Discretionary (+11.52%) and Industrials (+11.02%). The results definitely did not display a normal risk aversion pattern associated with the perception of uncertain times.

As of September 30, 2013, the Fund’s net assets were $87,294,253. Net asset value per share was $57.48. The portfolio turnover rate for the six months was 17% and the total number of holdings was 107 as of September 30, 2013. The net expense ratio for the Fund was 0.85%.

The Government Street Mid-Cap Fund

The Government Street Mid-Cap Fund (the “Fund”) produced a six month return of 8.27% as of September 30, 2013 while the Fund’s benchmark, the S&P MidCap 400 Index (the “S&P 400”), produced a six month return of 8.62%. The S&P 400 is an index maintained by the Standard & Poor’s Index Committee that selects companies with market capitalizations between $1.2 billion and $5.1 billion. The goal of the S&P 400 is to identify companies that represent the risk and reward characteristics of mid-sized companies. For the year ended September 30, 2013, the Fund returned 23.39% while the S&P 400 had a one year return of 27.68%. Within the Fund, the Health Care and Financials sectors were the top two contributors to performance while the Utilities and Telecommunication Services sectors were the top detractors for the recent 12 month period. The Fund also held almost 15% in ETFs that provided exposure to asset classes not included in the S&P 400, which contributed positively to performance. Some of the biggest individual stock contributors to the Fund’s performance over the past year were Pioneer Natural Resources Company (+80%), O’Reilly Automotive, Inc. (+52%), Alliance Data Systems Corporation (+48%) and Stericycle, Inc. (+27%).

The longer term performance of the Fund has been competitive when compared to the S&P 400, as well as large-cap stocks, as measured by the S&P 500 Index, and small-cap stocks, as measured by the Russell 2000 Index. The annualized returns for the past 3 years and 5 years ended September 30, 2013 are shown in the following table:

	3 YEARS TOTAL RETURN	5 YEARS TOTAL RETURN
The Government Street Mid-Cap Fund	15.09%	11.76%
S&P MidCap 400 Index	17.45%	13.08%
S&P 500 Index	16.27%	10.02%
Russell 2000 Index	18.29%	11.15%

Equities have continued to set a torrid pace this year as central governments around the world continue to provide liquidity by keeping short-term interest rates near all-time lows. While central governments have control over short-term rates, the markets have more influence on rates further out the yield curve. With inflation remaining relatively tame, market forces have not yet put much upward pressure on rates so we remain at low rates across the curve. With so much liquidity in the financial system and paltry yields in fixed income, investors are forced to look at equities to achieve any acceptable level of return. As a result, money has poured into equity funds from fixed income and cash holdings. The bearish investor might worry about a potential bubble in equities as markets have risen steadily for 5 years with the help of government intervention. But corporate earnings have continued to be strong with earnings and revenues growing each quarter; albeit at a slowing rate. P/E multiples based on recent and forward estimates are also at reasonable levels based on historical comparisons. Companies have done a very good job of managing resources since the credit crisis and it is evident in their results. As always, a strong case can be made for and against continued growth in the markets, which is why it is important to maintain a long-term focus and realize that the enduring trend is up with intermittent periods of dislocation. This is why it is imperative to develop an individualized long-term plan and eliminate the need to make decisions during periods of market unrest.

As of September 30, 2013, the net assets of the Fund were $50,417,122 and the net asset value per share was $19.77. The portfolio turnover rate for the six months was 7% and the total number of holdings was 164 as of September 30, 2013. The net expense ratio for the Fund was 1.06%.

The Alabama Tax Free Bond Fund

Fixed income investors have continued to focus on Federal Reserve policies in recent months, particularly as they relate to the continuation of quantitative easing. While market participants generally expected a reduction in bond buying by the Federal Reserve to occur in September, 2013, the Board of Governors deferred any modification to their policy until a later date. Bond prices recovered at that point and recouped some of the losses which occurred earlier in the year, though most bonds still posted slightly negative returns for the six month period ended September 30, 2013.

The municipal bond market was buffeted by the city of Detroit’s bankruptcy and headlines surrounding Puerto Rican debt problems. Even though The Alabama Tax Free Bond Fund does not have exposure to either of these issuers, the impact was felt throughout the municipal bond market and bond prices generally suffered as a result. Investors will be keeping a close eye on the bankruptcy proceedings in Detroit, the ultimate resolution of which could have an impact on outstanding municipal bond debt as it relates to the pension obligations to public employees versus the claims of bondholders. In general, the financial health of states and municipalities is improving, reflected by the 15 consecutive quarters of growth in state and local tax revenues. Additionally, pension liability and health-care obligations are drawing the necessary attention from lawmakers across the country and many have already introduced reforms in an effort to address the problems.

The Alabama Tax Free Bond Fund continues to maintain a defensive posture with a focus on short maturities and Alabama tax exempt issues rated at the higher end of the quality spectrum. The duration of the portfolio as of September 30, 2013 was 3.4 years, down slightly from 3.7 years as of March 31, 2013. More than 97% of the portfolio was invested in securities rated A, AA, or AAA by Moody’s or Standard and Poor’s rating agencies.

For the six months ended September 30, 2013, the Fund had a total return of -0.67%. The weighted average maturity of the portfolio was 3.7 years, slightly lower than the weighted average maturity of 3.9 years at the end of the last fiscal year ended March 31, 2013. The net assets of the Fund as of September 30, 2013 were $33,287,581 and the net asset value per share was $10.48. The ratio of net investment income to average net assets during the six months was 1.46% and the ratio of net expenses to average net assets was 0.65%.

The Alabama Tax Free Bond Fund continues to provide an attractive option for those investors seeking a no-load mutual fund that provides income which is sheltered from Federal and Alabama income taxes.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.2%
Apple, Inc.	3.1%
MasterCard, Inc. - Class A	2.7%
JPMorgan Alerian MLP Index ETN	2.6%
Walt Disney Company (The)	2.2%
Visa, Inc. - Class A	2.1%
iShares Russell 2000 Index Fund	2.0%
ConocoPhillips	2.0%
United Technologies Corporation	1.9%
iShares Core S&P Mid-Cap ETF	1.8%

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.1%
iShares Core S&P Mid-Cap ETF	2.8%
SPDR® S&P MIDCAP 400® ETF Trust	2.7%
Guggenheim Mid-Cap Core ETF	2.6%
JPMorgan Alerian MLP Index ETN	2.4%
Stericycle, Inc.	1.5%
Colonial Properties Trust	1.3%
Church & Dwight Company, Inc.	1.3%
ONEOK, Inc.	1.3%
iShares Nasdaq Biotechnology Index Fund	1.3%

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	8.9%
AA	81.1%
A	7.8%
Not Rated	2.2%

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 82.8%	Shares	Value
Consumer Discretionary — 9.2%
Comcast Corporation - Class A	30,000	$1,354,500
Home Depot, Inc. (The)	14,200	1,077,070
Johnson Controls, Inc.	18,600	771,900
McDonald's Corporation	7,000	673,470
NIKE, Inc. - Class B	12,000	871,680
Tractor Supply Company	14,000	940,380
Urban Outfitters, Inc. (a)	10,000	367,700
Walt Disney Company (The)	30,000	1,934,700
		7,991,400
Consumer Staples — 8.5%
Altria Group, Inc.	30,000	1,030,500
Anheuser-Busch InBev SA/NV - ADR	10,000	992,000
Coca-Cola Company (The)	22,000	833,360
Costco Wholesale Corporation	1,500	172,680
Kraft Foods Group, Inc.	8,278	434,098
McCormick & Company, Inc. - Non-Voting Shares	7,000	452,900
Mondelēz International, Inc. - Class A	23,336	733,217
Philip Morris International, Inc.	10,610	918,720
Procter & Gamble Company (The)	10,000	755,900
Whole Foods Market, Inc.	19,000	1,111,500
		7,434,875
Energy — 8.4%
Apache Corporation	2,489	211,913
Chevron Corporation	9,300	1,129,950
ConocoPhillips	24,500	1,702,995
Marathon Oil Corporation	11,000	383,680
Phillips 66	8,300	479,906
Pioneer Natural Resources Company	8,000	1,510,400
Range Resources Corporation	11,000	834,790
Spectra Energy Corporation	10,000	342,300
TransCanada Corporation	16,000	703,040
		7,298,974
Financials — 12.5%
Aflac, Inc.	10,565	654,924
American Capital Ltd. (a)	12,990	178,613
American International Group, Inc.	18,000	875,340
Bank of America Corporation	50,000	690,000
Bank of New York Mellon Corporation (The)	25,000	754,750
Brookfield Asset Management, Inc. - Class A	21,000	785,400
Colonial Properties Trust	20,400	458,796
Cullen/Frost Bankers, Inc.	14,500	1,022,975
Goldman Sachs Group, Inc. (The)	5,000	791,050

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.8% (Continued)	Shares	Value
Financials — 12.5% (Continued)
JPMorgan Chase & Company	27,000	$1,395,630
KKR & Company, L.P.	20,000	411,600
Plum Creek Timber Company, Inc.	15,000	702,450
Protective Life Corporation	12,000	510,600
Rayonier, Inc.	13,000	723,450
Wells Fargo & Company	24,000	991,680
		10,947,258
Health Care — 10.6%
Abbott Laboratories	10,000	331,900
AbbVie, Inc.	10,000	447,300
Alexion Pharmaceuticals, Inc. (a)	7,240	840,998
Cardinal Health, Inc.	11,965	623,975
CareFusion Corporation (a)	6,800	250,920
Cerner Corporation (a)	10,430	548,097
Elan Corporation plc - ADR (a)	4,950	77,121
Fresenius Medical Care AG & Company KGaA - ADR	5,000	161,900
Gilead Sciences, Inc. (a)	16,000	1,005,440
Henry Schein, Inc. (a)	3,500	362,950
Novartis AG - ADR	5,500	421,905
Pfizer, Inc.	25,000	717,750
Prothena Corporation plc (a)	158	3,196
Questcor Pharmaceuticals, Inc.	4,000	232,000
Regeneron Pharmaceuticals, Inc. (a)	2,300	719,601
Seattle Genetics, Inc. (a)	5,000	219,150
Shire plc - ADR	5,000	599,450
Techne Corporation	10,000	800,600
Waters Corporation (a)	8,625	916,061
		9,280,314
Industrials — 8.9%
C.H. Robinson Worldwide, Inc.	3,000	178,680
Emerson Electric Company	15,000	970,500
General Dynamics Corporation	15,000	1,312,800
General Electric Company	34,000	812,260
Ingersoll-Rand plc	10,000	649,400
Manitowoc Company, Inc. (The)	14,000	274,120
Norfolk Southern Corporation	10,000	773,500
Quanta Services, Inc. (a)	11,500	316,365
Stericycle, Inc. (a)	7,000	807,800
United Technologies Corporation	15,500	1,671,210
		7,766,635
Information Technology — 17.5%
Accenture plc - Class A	9,500	699,580
Adobe Systems, Inc. (a)	20,000	1,038,800
Apple, Inc.	5,705	2,719,859

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 82.8% (Continued)	Shares	Value
Information Technology — 17.5% (Continued)
Automatic Data Processing, Inc.	12,400	$897,512
Broadridge Financial Solutions, Inc.	5,000	158,750
eBay, Inc. (a)	8,000	446,320
Google, Inc. - Class A (a)	1,300	1,138,683
International Business Machines Corporation	8,500	1,574,030
MasterCard, Inc. - Class A	3,500	2,354,730
NetApp, Inc.	13,000	554,060
QUALCOMM, Inc.	8,000	538,880
TE Connectivity Ltd.	12,000	621,360
Texas Instruments, Inc.	10,000	402,700
Visa, Inc. - Class A	9,500	1,815,450
Western Union Company (The)	10,000	186,600
Yahoo!, Inc. (a)	5,000	165,800
		15,313,114
Materials — 3.3%
Ecolab, Inc.	5,000	493,800
Freeport-McMoRan Copper & Gold, Inc.	8,932	295,471
International Paper Company	5,000	224,000
Monsanto Company	5,000	521,850
POSCO - ADR	5,000	368,200
Praxair, Inc.	5,000	601,050
Sherwin-Williams Company (The)	2,100	382,578
		2,886,949
Telecommunication Services — 1.8%
Telstra Corporation Ltd. - ADR	30,000	695,700
Verizon Communications, Inc.	18,000	839,880
		1,535,580
Utilities — 2.1%
Duke Energy Corporation	19,000	1,268,820
Wisconsin Energy Corporation	14,000	565,320
		1,834,140

Total Common Stocks (Cost $42,454,099)		$72,289,239

GOVERNMENT STREET EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 11.0%	Shares	Value
Guggenheim S&P Equal Weight ETF	23,000	$1,499,600
iShares Core S&P Mid-Cap ETF	13,000	1,613,820
iShares Russell 2000 Index Fund	16,000	1,705,920
Market Vectors Agribusiness ETF	12,000	615,960
ProShares Credit Suisse 130/30 ETF	10,000	794,088
Vanguard FTSE All World Ex-US Index ETF	12,000	583,200
Vanguard Mid-Cap ETF	26,900	2,754,022
Total Exchange-Traded Funds (Cost $7,446,846)		$9,566,610

EXCHANGE-TRADED NOTES — 2.6%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,843,715)	52,000	$2,319,200

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (a) (Cost $13,600)	800	$15,160

COMMERCIAL PAPER — 3.7%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 10/01/2013 (Cost $3,205,000)	$3,205,000	$3,205,000

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.02% (d) (Cost $377)	377	$377

Total Investments at Value — 100.1% (Cost $54,963,637)		$87,395,586

Liabilities in Excess of Other Assets — (0.1%)		(101,333)

Net Assets — 100.0%		$87,294,253

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 79.4%	Shares	Value
Consumer Discretionary — 13.0%
BorgWarner, Inc.	2,800	$283,892
Buffalo Wild Wings, Inc. (a)	3,135	348,675
Chico's FAS, Inc.	7,100	118,286
Coach, Inc.	5,825	317,637
Darden Restaurants, Inc.	2,275	105,310
Dollar Tree, Inc. (a)	4,200	240,072
Family Dollar Stores, Inc.	2,800	201,656
Gildan Activewear, Inc. - Class A	10,700	496,908
Hasbro, Inc.	2,525	119,028
HomeAway, Inc. (a)	2,500	70,000
Jarden Corporation (a)	9,025	436,810
John Wiley & Sons, Inc. - Class A	1,800	85,842
Liberty Global plc - Series A (a)	4,475	355,091
Nordstrom, Inc.	3,900	219,180
O'Reilly Automotive, Inc. (a)	2,825	360,442
Panera Bread Company - Class A (a)	1,750	277,427
PetSmart, Inc.	3,500	266,910
PVH Corporation	3,700	439,153
Ross Stores, Inc.	6,000	436,800
Service Corporation International	15,200	283,024
Tiffany & Company	3,475	266,255
Tractor Supply Company	3,760	252,559
Urban Outfitters, Inc. (a)	5,600	205,912
Vail Resorts, Inc.	1,700	117,946
VF Corporation	1,175	233,884
		6,538,699
Consumer Staples — 3.4%
Church & Dwight Company, Inc.	10,800	648,540
Hormel Foods Corporation	12,000	505,440
J.M. Smucker Company (The)	4,700	493,688
Tyson Foods, Inc. - Class A	2,000	56,560
		1,704,228
Energy — 4.5%
Cameron International Corporation (a)	4,010	234,064
Cimarex Energy Company	3,250	313,300
Murphy Oil Corporation	3,740	225,597
Noble Corporation	5,360	202,447
Peabody Energy Corporation	8,200	141,450
Pioneer Natural Resources Company	1,330	251,104
Range Resources Corporation	3,500	265,615
Schlumberger Ltd.	3,134	276,920
Ultra Petroleum Corporation (a)	9,900	203,643

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 79.4% (Continued)	Shares	Value
Energy — 4.5% (Continued)
Valero Energy Corporation	4,950	$169,042
		2,283,182
Financials — 14.9%
Alexander & Baldwin, Inc. (a)	3,000	108,060
Alleghany Corporation (a)	765	313,382
American Financial Group, Inc.	6,600	356,796
Arch Capital Group Ltd. (a)	5,650	305,835
Arthur J. Gallagher & Company	6,750	294,637
Axis Capital Holdings Ltd.	5,000	216,550
Bank of Hawaii Corporation	6,000	326,700
Berkley (W.R.) Corporation	6,450	276,447
CME Group, Inc.	2,735	202,062
Colonial Properties Trust	30,000	674,700
Cullen/Frost Bankers, Inc.	4,400	310,420
Eaton Vance Corporation	8,500	330,055
Everest Re Group Ltd.	2,050	298,091
HCC Insurance Holdings, Inc.	4,575	200,476
IntercontinentalExchange, Inc. (a)	1,850	335,627
Jones Lang LaSalle, Inc.	2,800	244,440
Kemper Corporation	6,200	208,320
Liberty Property Trust	5,680	202,208
NASDAQ OMX Group, Inc. (The)	9,500	304,855
New York Community Bancorp, Inc.	12,970	195,977
Old Republic International Corporation	21,400	329,560
PNC Financial Services Group, Inc. (The)	2,745	198,875
Potlatch Corporation	6,941	275,419
Rayonier, Inc.	5,250	292,162
Realty Income Corporation	5,025	199,744
SEI Investments Company	10,000	309,100
Westamerica Bancorporation	4,370	217,364
		7,527,862
Health Care — 8.7%
Abaxis, Inc.	1,000	42,100
Alexion Pharmaceuticals, Inc. (a)	1,000	116,160
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	293,900
Cantel Medical Corporation	4,500	143,325
Charles River Laboratories International, Inc. (a)	4,000	185,040
Chemed Corporation	1,000	71,500
Computer Programs & Systems, Inc.	1,800	105,300
Covance, Inc. (a)	4,000	345,840
Covidien plc	1,500	91,410
Endo Health Solutions, Inc. (a)	2,000	90,880
Ensign Group, Inc. (The)	3,000	123,330
Hanger, Inc. (a)	4,000	135,040

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 79.4% (Continued)	Shares	Value
Health Care — 8.7% (Continued)
Henry Schein, Inc. (a)	3,000	$311,100
Illumina, Inc. (a)	2,000	161,660
ImmunoGen, Inc. (a)	2,000	34,040
Intuitive Surgical, Inc. (a)	200	75,254
Life Technologies Corporation (a)	2,891	216,334
MEDNAX, Inc. (a)	1,500	150,600
ResMed, Inc.	6,000	316,920
Seattle Genetics, Inc. (a)	2,500	109,575
Shire plc - ADR	1,500	179,835
Techne Corporation	4,500	360,270
Teleflex, Inc.	4,000	329,120
United Therapeutics Corporation (a)	1,000	78,850
Universal Health Services, Inc. - Class B	1,500	112,485
Waters Corporation (a)	2,000	212,420
		4,392,288
Industrials — 12.4%
AMETEK, Inc.	1,350	62,127
C.H. Robinson Worldwide, Inc.	5,000	297,800
Deluxe Corporation	5,000	208,300
Donaldson Company, Inc.	12,000	457,560
Engility Holdings, Inc. (a)	500	15,865
Expeditors International of Washington, Inc.	6,000	264,360
Fastenal Company	9,950	499,987
Graco, Inc.	6,000	444,360
Jacobs Engineering Group, Inc. (a)	4,475	260,355
Joy Global, Inc.	2,000	102,080
L-3 Communications Holdings, Inc.	3,000	283,500
ManpowerGroup, Inc.	4,000	290,960
Matson, Inc.	3,000	78,690
MSC Industrial Direct Company, Inc. - Class A	5,000	406,750
Pentair Ltd.	2,400	155,856
Snap-on, Inc.	4,275	425,363
SPX Corporation	5,000	423,200
Stericycle, Inc. (a)	6,500	750,100
Timken Company	5,000	302,000
Valmont Industries, Inc.	700	97,237
Waste Connections, Inc.	6,000	272,460
WESCO International, Inc. (a)	1,850	141,581
		6,240,491
Information Technology — 12.9%
ADTRAN, Inc.	8,000	213,120
Advent Software, Inc.	8,000	254,000
Alliance Data Systems Corporation (a)	2,020	427,169
Arrow Electronics, Inc. (a)	8,600	417,358

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 79.4% (Continued)	Shares	Value
Information Technology — 12.9% (Continued)
Cognizant Technology Solutions Corporation - Class A (a)	3,000	$246,360
Cree, Inc. (a)	5,820	350,306
Diebold, Inc.	5,000	146,800
DST Systems, Inc.	4,000	301,640
FARO Technologies, Inc. (a)	5,000	210,850
Harris Corporation	6,000	355,800
IAC/InterActiveCorporation	4,000	218,680
Integrated Device Technology, Inc. (a)	10,000	94,200
Jack Henry & Associates, Inc.	9,000	464,490
Lam Research Corporation (a)	6,000	307,140
Linear Technology Corporation	6,000	237,960
Microchip Technology, Inc.	5,000	201,450
National Instruments Corporation	12,000	371,160
NetApp, Inc.	5,000	213,100
NeuStar, Inc. - Class A (a)	1,000	49,480
Polycom, Inc. (a)	8,000	87,360
Rackspace Hosting, Inc. (a)	4,000	211,040
Rovi Corporation (a)	6,000	115,020
SanDisk Corporation	5,000	297,550
Solera Holdings, Inc.	4,000	211,480
Xilinx, Inc.	7,000	328,020
Zebra Technologies Corporation - Class A (a)	4,000	182,120
		6,513,653
Materials — 5.8%
Airgas, Inc.	4,000	424,200
Albemarle Corporation	8,000	503,520
Ashland, Inc.	3,000	277,440
Cabot Corporation	4,000	170,840
Martin Marietta Materials, Inc.	2,500	245,425
Packaging Corporation of America	5,000	285,450
Scotts Miracle-Gro Company (The) - Class A	4,000	220,120
Sonoco Products Company	5,000	194,700
Steel Dynamics, Inc.	12,000	200,520
Valspar Corporation (The)	6,000	380,580
		2,902,795
Utilities — 3.8%
AGL Resources, Inc.	8,400	386,652
Great Plains Energy, Inc.	9,050	200,910
ONEOK, Inc.	12,000	639,840
SCANA Corporation	7,530	346,681
Vectren Corporation	10,600	353,510
		1,927,593

Total Common Stocks (Cost $22,974,050)		$40,030,791

GOVERNMENT STREET MID-CAP FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 14.8%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund (a)	9,000	$583,200
Guggenheim Mid-Cap Core ETF	31,000	1,311,920
iShares Core S&P Mid-Cap ETF	11,355	1,409,610
iShares Nasdaq Biotechnology Index Fund	3,000	628,800
Schwab U.S. Mid-Cap ETF	15,000	519,300
SPDR® S&P Homebuilders ETF Trust	4,360	133,285
SPDR® S&P MIDCAP 400® ETF Trust	6,000	1,357,980
Vanguard Mid-Cap ETF	15,000	1,535,700
Total Exchange-Traded Funds (Cost $5,651,527)		$7,479,795

EXCHANGE-TRADED NOTES — 2.4%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $980,004)	27,000	$1,204,200

COMMERCIAL PAPER — 3.5%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 10/01/2013 (Cost $1,733,000)	$1,733,000	$1,733,000

MONEY MARKET FUNDS — 0.0% (c)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.02% (d) (Cost $772)	772	$772

Total Investments at Value — 100.1% (Cost $31,339,353)		$50,448,558

Liabilities in Excess of Other Assets — (0.1%)		(31,436)

Net Assets — 100.0%		$50,417,122

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Percentage rounds to less than 0.1%.

(d)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$251,270
5.00%, due 08/15/2018	400,000	421,092
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	542,013
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	274,448
3.75%, due 02/01/2018	200,000	218,802
Alabama State, GO,
5.00%, due 02/01/2016	575,000	610,989
Alabaster, AL, Water Rev.,
3.00%, due 09/01/2017	400,000	424,424
Anniston, AL, Waterworks & Sewer Board, Water & Sewer Rev.,
3.50%, due 06/01/2016	500,000	530,150
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	534,077
3.00%, due 06/01/2019	375,000	391,845
Athens, AL, GO, Warrants,
4.00%, due 09/01/2018	300,000	334,677
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	365,803
5.00%, due 06/01/2020	350,000	412,913
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	222,234
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	579,520
Auburn, AL, Waterworks Board, Water Rev.,
5.00%, due 09/01/2014	205,000	213,116
Baldwin Co., AL, Board of Education, Rev.,
5.00%, due 07/01/2018	590,000	656,292
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	203,122
4.00%, due 06/01/2019	200,000	219,538
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	362,326
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	400,000	447,796
3.625%, due 07/01/2018	250,000	269,988

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Calera, AL, GO, Warrants,
3.00%, due 12/01/2016	$250,000	$264,805
3.00%, due 12/01/2017	410,000	435,469
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	475,233
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	283,997
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	272,470
Decatur, AL, Sewer Rev., Warrants,
3.00%, due 08/15/2019	500,000	525,725
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	430,412
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	524,300
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	310,419
3.50%, due 06/01/2017	515,000	550,355
Florence, AL, GO, Warrants,
4.00%, due 08/01/2018	575,000	632,356
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	329,033
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	793,262
4.00%, due 11/01/2019	225,000	249,975
4.50%, due 11/01/2019	250,000	271,070
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	259,480
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	546,320
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	271,663
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	516,615
4.00%, due 02/15/2021	245,000	266,425
4.00%, due 02/15/2022	250,000	268,175
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	547,948

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Houston Co., AL, GO,
4.75%, due 10/15/2016	$500,000	$523,545
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	301,929
3.00%, due 12/01/2016	375,000	400,196
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	578,782
5.00%, due 11/01/2017,
Prerefunded 11/01/2013 @ 100	300,000	301,239
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	547,490
4.00%, due 09/01/2018	500,000	559,980
Jacksonville, AL, GO, Warrants,
2.00%, due 09/01/2016	200,000	204,246
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	580,619
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	226,114
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	218,211
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	257,883
Mobile Co., AL, GO, Refunding and Improvement Warrants,
5.25%, due 08/01/2015,
Prerefunded 08/01/2014 @ 100	400,000	416,820
Montgomery, AL, GO, Warrants,
3.00%, due 11/01/2014	500,000	514,415
2.50%, due 04/01/2021	500,000	504,160
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	286,020
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	274,335
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	315,372
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	429,131

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.3% (Continued)	Par Value	Value
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	$275,000	$281,985
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	498,821
3.00%, due 06/01/2018	215,000	225,735
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	219,480
5.00%, due 02/01/2019	240,000	278,102
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	306,359
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	666,378
St. Clair Co., AL, GO,
4.00%, due 08/01/2014	205,000	210,853
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	545,630
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	556,935
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	518,430
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	361,379
5.00%, due 07/01/2017	245,000	281,059
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	565,161
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	255,989
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	346,688

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $30,644,503)		$31,071,413

THE ALABAMA TAX FREE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 7.3%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.03% (a)	1,510,967	$1,510,967
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a)	907,375	907,375
Total Money Market Funds (Cost $2,418,342)		$2,418,342

Total Investments at Value — 100.6% (Cost $33,062,845)		$33,489,755

Liabilities in Excess of Other Assets — (0.6%)		(202,174)

Net Assets — 100.0%		$33,287,581

(a)	The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$54,963,637	$31,339,353	$33,062,845
At value (Note 2)	$87,395,586	$50,448,558	$33,489,755
Cash	21,317	—	—
Dividends and interest receivable	68,474	24,666	273,140
Receivable for capital shares sold	6,077	2,564	—
Other assets	13,511	10,461	8,825
TOTAL ASSETS	87,504,965	50,486,249	33,771,720

LIABILITIES
Distributions payable	10,110	—	4,028
Payable for investment securities purchased	—	28,834	423,984
Payable for capital shares redeemed	142,361	—	40,881
Accrued investment advisory fees (Note 4)	42,818	30,793	5,816
Payable to administrator (Note 4)	9,525	6,275	4,625
Other accrued expenses	5,898	3,225	4,805
TOTAL LIABILITIES	210,712	69,127	484,139

NET ASSETS	$87,294,253	$50,417,122	$33,287,581

Net assets consist of:
Paid-in capital	$54,853,180	$31,102,840	$32,912,412
Accumulated net investment income	1,765	175,466	1,238
Accumulated net realized gains (losses) from security transactions	7,359	29,611	(52,979)
Net unrealized appreciation on investments	32,431,949	19,109,205	426,910

Net assets	$87,294,253	$50,417,122	$33,287,581

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,518,568	2,550,438	3,177,613

Net asset value, offering price and redemption price per share (Note 2)	$57.48	$19.77	$10.48

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2013 (Unaudited)

	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$885,152	$430,390	$238
Foreign withholding taxes on dividends	(13,557)	(892)	—
Interest	233	204	349,087
TOTAL INVESTMENT INCOME	871,828	429,702	349,325

EXPENSES
Investment advisory fees (Note 4)	253,289	180,116	57,939
Administration fees (Note 4)	51,692	33,138	24,125
Professional fees	11,413	10,038	9,563
Account maintenance fees	10,906	6,198	4,105
Registration and filing fees	5,211	4,832	3,882
Compliance fees and expenses (Note 4)	4,800	4,071	3,768
Trustees’ fees and expenses (Note 4)	3,956	3,956	3,956
Custodian and bank service fees	5,708	3,735	2,372
Pricing costs	1,016	1,473	7,609
Printing of shareholder reports	4,192	2,515	1,976
Insurance expense	2,526	1,560	1,202
Postage and supplies	1,760	1,275	1,026
Other expenses	2,356	1,329	2,014
TOTAL EXPENSES	358,825	254,236	123,537
Fees voluntarily waived by the Adviser (Note 4)	—	—	(15,935)
NET EXPENSES	358,825	254,236	107,602

NET INVESTMENT INCOME	513,003	175,466	241,723

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	1,075	(23,973)	—
Net realized gains from in-kind redemptions (Note 2)	2,591,036	1,248,993	—
Net change in unrealized appreciation (depreciation) on investments	3,275,892	2,418,906	(462,251)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	5,868,003	3,643,926	(462,251)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$6,381,006	$3,819,392	$(220,528)

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Government Street Equity Fund		Government Street Mid-Cap Fund
	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$513,003	$959,124	$175,466	$253,475
Net realized gains (losses) from security transactions	1,075	1,064,199	(23,973)	51,266
Net realized gains from in-kind redemptions (Note 2)	2,591,036	3,319,533	1,248,993	1,118,636
Net change in unrealized appreciation (depreciation) on investments	3,275,892	2,117,277	2,418,906	3,942,003
Net increase in net assets from operations	6,381,006	7,460,133	3,819,392	5,365,380

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(508,922)	(956,588)	—	(267,235)
From net realized capital gains on security transactions	—	(1,539,170)	—	(107,026)
Decrease in net assets from distributions to shareholders	(508,922)	(2,495,758)	—	(374,261)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,946,982	10,723,235	2,593,629	3,762,403
Net asset value of shares issued in reinvestment of distributions to shareholders	485,606	2,337,254	—	318,690
Payments for shares redeemed	(4,699,095)	(8,604,620)	(1,913,869)	(2,997,134)
Net increase (decrease) in net assets from capital share transactions	(266,507)	4,455,869	679,760	1,083,959

TOTAL INCREASE IN NET ASSETS	5,605,577	9,420,244	4,499,152	6,075,078

NET ASSETS
Beginning of period	81,688,676	72,268,432	45,917,970	39,842,892
End of period	$87,294,253	$81,688,676	$50,417,122	$45,917,970

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,765	$(2,316)	$175,466	$9,624

CAPITAL SHARE ACTIVITY
Shares sold	70,837	216,009	136,633	228,901
Shares reinvested	8,696	47,153	—	19,774
Shares redeemed	(84,652)	(172,812)	(100,937)	(184,890)
Net increase (decrease) in shares outstanding	(5,119)	90,350	35,696	63,785
Shares outstanding, beginning of period	1,523,687	1,433,337	2,514,742	2,450,957
Shares outstanding, end of period	1,518,568	1,523,687	2,550,438	2,514,742

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Alabama Tax Free Bond Fund
	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$241,723	$465,434
Net realized gains from security transactions	—	1,630
Net change in unrealized appreciation (depreciation) on investments	(462,251)	(72,420)
Net increase (decrease) in net assets from operations	(220,528)	394,644

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(245,321)	(464,913)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,491,070	10,825,742
Net asset value of shares issued in reinvestment of distributions to shareholders	214,548	386,377
Payments for shares redeemed	(1,216,834)	(2,595,786)
Net increase in net assets from capital share transactions	488,784	8,616,333

TOTAL INCREASE IN NET ASSETS	22,935	8,546,064

NET ASSETS
Beginning of period	33,264,646	24,718,582
End of period	$33,287,581	$33,264,646

ACCUMULATED NET INVESTMENT INCOME	$1,238	$1,710

CAPITAL SHARE ACTIVITY
Shares sold	142,181	1,014,633
Shares reinvested	20,432	36,212
Shares redeemed	(115,298)	(243,171)
Net increase in shares outstanding	47,315	807,674
Shares outstanding, beginning of period	3,130,298	2,322,624
Shares outstanding, end of period	3,177,613	3,130,298

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$53.61		$50.42	$48.00	$40.89	$26.72	$44.76

Income (loss) from investment operations:
Net investment income	0.34		0.64	0.47	0.39	0.40	0.55
Net realized and unrealized gains (losses) on investments	3.87		4.21	2.66	7.19	14.17	(18.07)
Total from investment operations	4.21		4.85	3.13	7.58	14.57	(17.52)

Less distributions:
Dividends from net investment income	(0.34)		(0.64)	(0.48)	(0.39)	(0.40)	(0.52)
Distributions from net realized gains	—		(1.02)	(0.23)	(0.08)	—	—
Total distributions	(0.34)		(1.66)	(0.71)	(0.47)	(0.40)	(0.52)

Net asset value at end of period	$57.48		$53.61	$50.42	$48.00	$40.89	$26.72

Total return (a)	7.86%	(b)	9.93%	6.67%	18.69%	54.71%	(39.43% )

Net assets at end of period (000’s)	$87,294		$81,689	$72,268	$66,373	$57,766	$37,656

Ratio of total expenses to average net assets	0.85%	(c)	0.85%	0.87%	0.88%	0.90%	0.91%

Ratio of net investment income to average net assets	1.21%	(c)	1.29%	1.01%	0.92%	1.14%	1.47%

Portfolio turnover rate	17%	(b)	38%	36%	26%	30%	35%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012		2011	2010		2009
Net asset value at beginning of period	$18.26		$16.26	$15.89		$12.87	$8.46		$12.28

Income (loss) from investment operations:
Net investment income	0.07		0.10	0.04		0.03	0.05		0.05
Net realized and unrealized gains (losses) on investments	1.44		2.05	0.37		3.03	4.41		(3.82)
Total from investment operations	1.51		2.15	0.41		3.06	4.46		(3.77)

Less distributions:
Dividends from net investment income	—		(0.11)	(0.04)		(0.03)	(0.05)		(0.05)
In excess of net investment income	—		—	—		(0.01)	—		(0.00	)(a)
Distributions from net realized gains	—		(0.04)	(0.00	)(a)	—	—		(0.00	)(a)
Total distributions	—		(0.15)	(0.04)		(0.04)	(0.05)		(0.05)

Net asset value at end of period	$19.77		$18.26	$16.26		$15.89	$12.87		$8.46

Total return (b)	8.27%	(c)	13.35%	2.59%		23.80%	52.73%		(30.65%	)

Net assets at end of period (000’s)	$50,417		$45,918	$39,843		$39,983	$32,198		$21,522

Ratio of total expenses to average net assets	1.06%	(d)	1.08%	1.09%		1.13%	1.18%		1.23%

Ratio of net expenses to average net assets	1.06%	(d)	1.08%	1.09%		1.13%	1.13%	(e)	1.10%	(e)

Ratio of net investment income to average net assets	0.73%	(d)	0.63%	0.29%		0.21%	0.47%	(e)	0.47%	(e)

Portfolio turnover rate	7%	(c)	12%	18%		20%	10%		14%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011		2010		2009
Net asset value at beginning of period	$10.63		$10.64	$10.45	$10.53		$10.54		$10.50

Income (loss) from investment operations:
Net investment income	0.08		0.18	0.23	0.26		0.28		0.35
Net realized and unrealized gains (losses) on investments	(0.15)		(0.01)	0.19	(0.07)		(0.00	)(a)	0.04
Total from investment operations	(0.07)		0.17	0.42	0.19		0.28		0.39

Less distributions:
Dividends from net investment income	(0.08)		(0.18)	(0.23)	(0.27)		(0.28)		(0.35)
Distributions from net realized gains	—		—	—	(0.00	)(a)	(0.01)		(0.00	)(a)
Total distributions	(0.08)		(0.18)	(0.23)	(0.27)		(0.29)		(0.35)

Net asset value at end of period	$10.48		$10.63	$10.64	$10.45		$10.53		$10.54

Total return (b)	(0.67%	)(c)	1.64%	4.04	1.78%		2.88%		3.80%

Net assets at end of period (000’s)	$33,288		$33,265	$24,719	$27,026		$29,716		$28,358

Ratio of total expenses to average net assets	0.75%	(d)	0.76%	0.80%	0.77%		0.75%		0.79%

Ratio of net expenses to average net assets (e)	0.65%	(d)	0.65%	0.65%	0.65%		0.65%		0.65%

Ratio of net investment income to average net assets (e)	1.46%	(d)	1.70%	2.17%	2.51%		2.85%		3.36%

Portfolio turnover rate	5%	(c)	7%	18%	21%		32%		8%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2013 (Unaudited)

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each a diversified fund and The Alabama Tax Free Bond Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

good faith at fair value using procedures established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current fair value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2013 by security type:

The Government Street Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$72,289,239	$—	$—	$72,289,239
Exchange-Traded Funds	9,566,610	—	—	9,566,610
Exchange-Traded Notes	2,319,200	—	—	2,319,200
Warrants	15,160	—	—	15,160
Commercial Paper	—	3,205,000	—	3,205,000
Money Market Funds	377	—	—	377
Total	$84,190,586	$3,205,000	$—	$87,395,586

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$40,030,791	$—	$—	$40,030,791
Exchange-Traded Funds	7,479,795	—	—	7,479,795
Exchange-Traded Notes	1,204,200	—	—	1,204,200
Commercial Paper	—	1,733,000	—	1,733,000
Money Market Funds	772	—	—	772
Total	$48,715,558	$1,733,000	$—	$50,448,558

The Alabama Tax Free Bond Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$31,071,413	$—	$31,071,413
Money Market Funds	2,418,342	—	—	2,418,342
Total	$2,418,342	$31,071,413	$—	$33,489,755

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks by sector type. As of September 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held in the Funds as of September 30, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the periods ended September 30, 2013 and March 31, 2013 is as follows:

	Period Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	9/30/13	$508,922	$—	$—	$508,922
	3/31/13	$1,017,044	$—	$1,478,714	$2,495,758
The Government Street Mid-Cap Fund	9/30/13	$—	$—	$—	$—
	3/31/13	$267,235	$—	$107,026	$374,261
The Alabama Tax Free Bond Fund	9/30/13	$—	$245,321	$—	$245,321
	3/31/13	$1,252	$463,661	$—	$464,913

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of September 30, 2013:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$54,963,637	$31,339,353	$33,062,845
Gross unrealized appreciation	$32,634,193	$19,433,149	$681,081
Gross unrealized depreciation	(202,244)	(323,944)	(254,171)
Net unrealized appreciation	32,431,949	19,109,205	426,910
Undistributed ordinary income	11,875	175,466	1,238
Undistributed tax exempt income	—	—	2,790
Undistributed long-term gains	6,284	43,960	—
Capital loss carryforwards	—	—	(40,120)
Other gains (losses)	1,075	(14,349)	(11,621)
Other temporary differences	(10,110)	—	(4,028)
Total distributable earnings	$32,441,073	$19,314,282	$375,169

As of March 31, 2013, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $17,045, both of which may be carried forward indefinitely. These capital loss carryforwards are available to offset realized capital gains in the current and future years, thereby reducing future taxable gains distributions.

During the six months ended September 30, 2013, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $2,591,036 and $1,248,993, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

For the six months ended September 30, 2013, The Government Street Mid-Cap Fund reclassified $9,624 of accumulated net realized losses from security transactions against accumulated net investment income and The Alabama Tax Free Bond Fund reclassified $3,126 of accumulated net investment loss against accumulated net realized losses from security transactions on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended September 30, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $13,754,426 and $14,687,201, respectively, for The Government Street Equity Fund; $4,135,127 and $3,115,555, respectively, for The Government Street Mid-Cap Fund; and $2,213,071 and $1,699,500, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the six months ended September 30, 2013, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $15,935 of its investment advisory fees from The Alabama Tax Free Bond Fund during the six months ended September 30, 2013.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each subject to a minimum monthly fee of $4,500 and The Alabama Tax Free Bond Fund is subject to a minimum monthly fee of $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. Each Fund pays its proportionate share of such fee. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

THE GOVERNMENT STREET FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2013 through September 30, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)
(Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value April 1, 2013	Ending Account Value Sept. 30, 2013	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,078.60	$4.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.81	$4.31

The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,082.70	$5.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.75	$5.37

The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$993.30	$3.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.81	$3.29

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.85%
The Government Street Mid-Cap Fund	1.06%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

SEMI-ANNUAL REPORT

September 30, 2013
(Unaudited)

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	November 7, 2013

The Jamestown Balanced Fund

For the six months ended September 30, 2013, The Jamestown Balanced Fund performed well, with a return of 6.2% compared to a 4.5% return for a blend of 60% S&P 500 Index/40% Barclays Intermediate U.S. Government/Credit Index. Equity markets rose during the first half of the fiscal year as markets overcame concerns about military action in Syria, the Federal Reserve beginning to slow bond purchases, the temporary government shutdown, and the debt ceiling debate. The Barclays Intermediate U.S. Government/Credit Index returned -1.1%, as interest rates rose during the six month period.

The Fund outperformed for the first half of the fiscal year due to the overweight in equities and strong stock selection in the equity portion of the portfolio. The Consumer Discretionary, Industrials, Health Care, and Financials sectors led the equity market higher, while the Telecommunication Services, Utilities, and Consumer Staples sectors lagged during the first half of the fiscal year. Stock selection in the Fund was a positive contributor to relative performance, as good selection in the Health Care, Financials, and Consumer Staples sectors more than outweighed the negative selection in the Information Technology sector. Sector allocation was also positive in the past six months as the drag from a slightly higher than normal cash position was offset by being overweight equities and by being underweight in Utilities and Telecommunication Services within the equity portion of the Fund. As of September 30, 2013, the largest sector overweights in the equity portion of the portfolio were in the Energy, Health Care, Industrials and Information Technology sectors. The largest sector underweights were in the Financials, Utilities, Telecommunication Services, and Materials sectors.

Interest rates rose modestly during the quarter, but finished well below their peak levels as yields declined following the Federal Reserve’s decision not to slow down the purchases of bonds in the marketplace. Spreads on corporate bonds tightened during the quarter as corporate bonds reacted less sharply to the rise in rates. The Fund continues to have a shorter duration than the Barclays Intermediate U.S. Government/Credit Index and maintains an overweight in corporate bonds at the expense of Treasuries. As of September 30, the Fund had 66% of its portfolio in equities, 27% in fixed income, and 7% in cash.

The Jamestown Equity Fund

For the six months ended September 30, 2013, The Jamestown Equity Fund performed well, with a return of 9.5% compared to the 8.3% return for the S&P 500 Index. Equity markets rose during the first half of the fiscal year as markets overcame concerns about military action in Syria, the Federal Reserve beginning to slow bond purchases, the temporary government shutdown, and the debt ceiling debate. The Consumer Discretionary, Industrials, Health Care, and Financials sectors led the market higher, while the Telecommunication Services, Utilities, and Consumer Staples sectors lagged during the first half of the fiscal year. The Jamestown Equity Fund outperformed the S&P 500 Index during the first half of the fiscal year largely due to stock selection, as good selection in the Health Care, Financials, and Consumer Staples sectors more than outweighed the negative selection in the Information Technology sector. Sector allocation was largely neutral in the past six months, as the drag from a slightly higher than normal cash position was offset by being underweight in Utilities and Telecommunication Serivces.

As of September 30, 2013, the largest sector overweights in the Fund were in the Energy, Health Care, Industrials and Information Technology sectors. The largest sector underweights in the portfolio were in the Financials, Utilities, Telecommunication Services, and Materials sectors.

1

Market Outlook

The S&P 500 Index has significantly outperformed corporate earnings growth so far this fiscal year as valuation has expanded. We believe that further upside will likely depend more on future earnings growth rather than further expansion in valuation. The market ended the September 2013 quarter trading at about 15X earnings, in line with the historical average. The Federal Reserve’s decision to postpone the slowing of bond purchases made the interest rate environment more supportive, though markets will still have to deal with less accommodation from the Fed going forward (likely in 2014). The economy continues to grow modestly while inflation remains well contained. Investor sentiment has ebbed and flowed with the market, but has yet to reach extreme bullish or bearish levels so far this fiscal year.

We continue to evaluate the factors above and look for the opportunity to buy high-quality businesses trading at reasonable prices. Our biggest concerns continue to be the very elevated level of profit margins currently enjoyed by public companies, as well as the political environment in Washington. Margins are likely to be supported until there is significant pressure from wage growth or an economic slowdown, neither of which appear imminent. However, when the economy is growing slowly, it is more susceptible to policy mistakes. Recent studies continue to support the notion that the uncertainty coming from both political parties is hampering economic growth, as corporations are less likely to invest capital and consumers are less likely to spend in the current political climate. Despite the turmoil in Washington, the U.S. has led the global recovery since the financial crisis, and any real solution from the politicians would likely kick off a period of faster growth.

The Jamestown Tax Exempt Virginia Fund

For the six-month period ended September 30, 2013, The Jamestown Tax Exempt Virginia Fund returned -1.51%. By comparison, the Barclays 5-year Municipal Bond Index was down -0.86% for the period. The Fund was conservatively positioned with regard to interest rate risk and credit quality, enabling the Fund to stack up favorably relative to other intermediate municipal funds. As of September 30, 2013, the Fund’s SEC 30-day yield was 1.89%, which is a taxable equivalent yield of 3.13% for investors subject to the maximum 39.6% federal income tax bracket.

The U.S. economy experienced moderate real growth and inflation remained subdued. Markets expected that the Federal Reserve would begin to taper its purchases of $85 billion per month of Treasuries and government agency mortgage-backed securities; however, the Fed surprised markets at its September FOMC meeting by maintaining the current size of its asset purchases until it sees further improvement in employment.

Municipal bond prices declined during the six-month period, as interest rates moved higher in all sectors of the fixed income market. The representative yield-to-maturity of a high grade tax-exempt general obligation bond with a 5-year maturity increased 48 basis points to 1.32%, while the 10-year maturity climbed 63 basis points to 2.54%, according to Municipal Market Data. Despite experiencing losses for the six-month period, bond prices rallied during September following the Fed’s decision to delay tapering of its bond buying program. Yields finished well below their peak levels for the period.

The Fund’s relative performance can be attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve steepened during the period, with greater increases in yields on long maturities than those on short and intermediate maturities. This resulted in underperformance for long maturity bonds. Strategies that emphasize intermediate

2

maturities generally saw smaller losses than those that concentrate on long maturities. The portfolio’s average maturity was shortened by 0.5 year over the course of the six-month period. As of September 30, 2013, the Fund’s average stated maturity was 5.8 years, compared to 6.3 years at the beginning of the period, and the effective duration was decreased to 4.0 years from 4.2 years.

Quality spreads widened during the bond sell-off as heightened credit risk became a concern for some segments of the municipal market. The Fund remains positioned in predominantly AA and AAA-rated credits from Virginia municipal issuers. Despite the threat that federal spending cuts will disproportionately hurt Virginia’s economy, the state recently completed its fiscal year with a surplus of $585 million, the fourth consecutive year of budget surplus. Concomitant with its revised outlook on the credit rating for the United States government, in mid-July Moody’s revised its outlook to stable for the Aaa credit rating of Virginia as well as for many of the Aaa-rated localities in Northern Virginia. General obligation bonds of Virginia carry the top credit rating by all three major rating firms.

Notably, the Fund has no exposure to Puerto Rico bonds, which have plummeted in price this year due to deteriorating credit fundamentals. Many state-specific municipal funds have owned Puerto Rico debt because the interest is exempt from federal, state and local income taxes in all U.S. states and the island’s debt typically offers greater yield than most U.S. issuers.  With lingering headlines over Detroit’s municipal bankruptcy, concerns over credit risk, and fears of rising interest rates, municipal bond mutual funds have seen consistent net outflows in 2013. While fund selling has pressured secondary market activity, primary issuance has ebbed this year with a diminished number of refunding deals.

We expect the Fund will remain defensively positioned with regard to interest rate sensitivity while seeking opportunities to enhance the income for the Fund’s investors.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of September 30, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

3

THE JAMESTOWN BALANCED FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	13.94%	7.01%	5.91%
Standard & Poor’s 500® Index	19.34%	10.02%	7.57%
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index	11.10%	8.40%	6.45%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

4

THE JAMESTOWN EQUITY FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	20.97%	8.01%	6.75%
Standard & Poor’s 500® Index	19.34%	10.02%	7.57%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended September 30, 2013)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	(1.50%)	3.60%	2.89%
Barclays 5-Year Municipal Bond Index	(0.24%)	4.90%	3.85%
Barclays Municipal Bond Index	(2.21%)	5.98%	4.40%

*
The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN BALANCED FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% Net of Assets
	Apple, Inc.	2.6%
	Google, Inc. - Class A	1.9%
	JPMorgan Chase & Company	1.8%
	Oracle Corporation	1.7%
	General Electric Company	1.6%
	Noble Corporation	1.6%
	Ameriprise Financial, Inc.	1.6%
	Aetna, Inc.	1.5%
	Dollar Tree, Inc.	1.5%
	EMC Corporation	1.5%

Equity Sector Concentration vs. the S&P 500® Index (65.1% of Net Assets)

Fixed-Income Portfolio (27.2% of Net Assets)		Sector Breakdown	% of Fixed Income Portfolio
Average Stated Maturity (Years)	3.68	U.S. Treasury Obligations	27.6%
Average Duration (Years)	3.33	U.S. Government Agency Obligations	10.9%
Current Yield	3.85%	Corporate Bonds	53.1%
Average Yield to Maturity	1.44%	Mortgage-Backed Securities	6.4%
		Municipal Bonds	2.0%

7

THE JAMESTOWN EQUITY FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% Net of Assets
	Apple, Inc.	3.8%
	JPMorgan Chase & Company	2.6%
	Google, Inc. - Class A	2.5%
	Oracle Corporation	2.4%
	Ameriprise Financial, Inc.	2.3%
	Noble Corporation	2.3%
	General Electric Company	2.2%
	TJX Companies, Inc. (The)	2.2%
	Eaton Corporation plc	2.1%
	Aetna, Inc.	2.1%

Sector Concentration vs. the S&P 500® Index

8

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO INFORMATION
September 30, 2013 (Unaudited)

Characteristics		Maturity Breakdown (% of Portfolio)
30-day SEC Yield	1.89%
Tax-Equivalent Yield	3.13%*
Weighted Average Maturity (years)	5.8
Weighted Average Duration (years)	4.0

* Assumes a maximum 39.6% federal tax rate.

Credit Quality (% of Portfolio)	Sector Diversification (% of Portfolio)

9

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 65.1%	Shares	Value
Consumer Discretionary — 8.0%
Comcast Corporation - Class A	6,200	$279,930
Discovery Communications, Inc. - Class A (a)	2,000	168,840
Dollar Tree, Inc. (a)	5,000	285,800
Macy's, Inc.	5,400	233,658
TJX Companies, Inc. (The)	5,000	281,950
Viacom, Inc. - Class B	3,000	250,740
		1,500,918
Consumer Staples — 6.9%
Archer-Daniels-Midland Company	5,000	184,200
CVS Caremark Corporation	4,500	255,375
Kroger Company (The)	3,000	121,020
Mondelēz International, Inc. - Class A	6,600	207,372
PepsiCo, Inc.	3,300	262,350
Sysco Corporation	3,200	101,856
Wal-Mart Stores, Inc.	2,400	177,504
		1,309,677
Energy — 8.9%
Apache Corporation	3,100	263,934
Baker Hughes, Inc.	4,200	206,220
Chevron Corporation	2,000	243,000
Hess Corporation	3,400	262,956
Marathon Oil Corporation	3,900	136,032
Noble Corporation	8,200	309,714
Royal Dutch Shell plc - Class A - ADR	4,000	262,720
		1,684,576
Financials — 10.4%
American Express Company	3,450	260,544
Ameriprise Financial, Inc.	3,300	300,564
BB&T Corporation	7,500	253,125
Discover Financial Services, LLC	5,500	277,970
JPMorgan Chase & Company	6,700	346,323
MetLife, Inc.	6,000	281,700
PNC Financial Services Group, Inc.	3,500	253,575
		1,973,801
Health Care — 9.5%
Abbott Laboratories	3,200	106,208
AbbVie, Inc.	3,200	143,136
Aetna, Inc.	4,500	288,090
AmerisourceBergen Corporation	4,300	262,730
Amgen, Inc.	2,300	257,462
McKesson Corporation	2,000	256,600
Thermo Fisher Scientific, Inc.	2,500	230,375

10

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 65.1% (Continued)	Shares	Value
Health Care — 9.5% (Continued)
UnitedHealth Group, Inc.	3,600	$257,796
		1,802,397
Industrials — 8.6%
Dover Corporation	3,000	269,490
Eaton Corporation plc	3,800	261,592
FedEx Corporation	2,400	273,864
General Electric Company	13,000	310,570
Norfolk Southern Corporation	3,200	247,520
Ryder System, Inc.	4,300	256,710
		1,619,746
Information Technology — 12.8%
Apple, Inc.	1,025	488,669
Cisco Systems, Inc.	11,800	276,356
EMC Corporation	11,100	283,716
Google, Inc. - Class A (a)	400	350,364
Intel Corporation	5,300	121,476
International Business Machines Corporation	900	166,662
Microsoft Corporation	4,000	133,240
Oracle Corporation	9,800	325,066
QUALCOMM, Inc.	4,100	276,176
		2,421,725

Total Common Stocks (Cost $7,278,911)		$12,312,840

EXCHANGE-TRADED FUNDS — 0.8%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $149,387)	7,500	$149,400

U.S. TREASURY OBLIGATIONS — 7.5%	Par Value	Value
U.S. Treasury Notes — 7.5%
4.25%, 11/15/2014	$350,000	$366,064
0.375%, 08/31/2015	300,000	300,352
4.25%, 11/15/2017	400,000	451,031
2.625%, 08/15/2020	175,000	182,643
2.125%, 08/15/2021	120,000	119,025
Total U.S. Treasury Obligations (Cost $1,354,907)		$1,419,115

11

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%	Par Value	Value
Federal Home Loan Mortgage Corporation — 3.0%
5.25%, due 04/18/2016 (Cost $497,523)	$500,000	$559,308

CORPORATE BONDS — 14.5%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc., 4.50%, due 04/01/2018	$100,000	$108,587
Comcast Corporation, 5.70%, due 07/01/2019	75,000	87,113
		195,700
Consumer Staples — 2.8%
Colgate-Palmolive Company, 1.95%, due 02/01/2023	100,000	90,083
General Mills, Inc., 5.70%, due 02/15/2017	150,000	170,237
Mondelēz International, Inc., 6.50%, due 08/11/2017	100,000	116,293
PepsiCo, Inc., 3.10%, due 01/15/2015	75,000	77,418
Wal-Mart Stores, Inc., 4.25%, due 04/15/2021	75,000	81,451
		535,482
Energy — 1.1%
Shell International Finance B.V., 4.30%, due 09/22/2019	100,000	110,393
Total Capital S.A., 3.00%, due 06/24/2015	100,000	104,051
		214,444
Financials — 3.6%
Aflac, Inc., 2.65%, due 02/15/2017	75,000	77,721
BB&T Corporation, 2.15%, due 03/22/2017	100,000	101,632
JPMorgan Chase & Company, 3.40%, due 06/24/2015	110,000	114,610
Northern Trust Corporation, 4.625%, due 05/01/2014	150,000	153,748
PNC Funding Corporation, 5.125%, due 02/08/2020	110,000	122,357
Royal Bank of Canada, 2.30%, due 07/20/2016	100,000	103,369
		673,437
Health Care — 3.3%
Amgen, Inc., 5.85%, due 06/01/2017	150,000	171,143

12

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

CORPORATE BONDS — 14.5% (Continued)	Par Value	Value
Health Care — 3.3% (Continued)
GlaxoSmithKline plc, 5.65%, due 05/15/2018	$200,000	$232,806
Medtronic, Inc., 4.75%, due 09/15/2015	100,000	107,699
Novartis Securities Investment Ltd., 5.125%, due 02/10/2019	100,000	114,530
		626,178
Information Technology — 0.4%
Cisco Systems, Inc., 4.95%, due 02/15/2019	71,000	80,563

Materials — 0.7%
E.I. du Pont de Nemours and Company,
5.875%, due 01/15/2014	26,000	26,388
4.875%, due 04/30/2014	100,000	102,453
		128,841
Telecommunication Services — 0.4%
Verizon Communications, Inc., 2.50%, due 09/15/2016	65,000	66,995

Utilities — 1.1%
Consolidated Edison Company of New York, Inc., 5.55%, due 04/01/2014	70,000	71,700
Virginia Electric & Power Company, 5.00%, due 06/30/2019	125,000	142,693
		214,393

Total Corporate Bonds (Cost $2,643,286)		$2,736,033

MORTGAGE-BACKED SECURITIES — 1.7%	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.4%
Pool #A97047, 4.50%, due 02/01/2041	$71,376	$76,018

Federal National Mortgage Association — 1.3%
Pool #618465, 5.00%, due 12/01/2016	21,110	22,456
Pool #255455, 5.00%, due 10/01/2024	50,441	54,816
Pool #255702, 5.00%, due 05/01/2025	69,934	76,044
Pool #808413, 5.50%, due 01/01/2035	80,710	88,213
		241,529
Government National Mortgage Association — 0.0% (b)
Pool #781344, 6.50%, due 10/15/2031	10,883	12,280

Total Mortgage-Backed Securities (Cost $308,022)		$329,827

13

THE JAMESTOWN BALANCED FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 0.5%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO, 2.95%, due 06/01/2019 (Cost $99,946)	$100,000	$102,097

Total Investments at Value — 93.1% (Cost $12,331,982)		$17,608,620

Other Assets in Excess of Liabilities — 6.9%		1,309,529

Net Assets — 100.0%		$18,918,149

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

14

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

COMMON STOCKS — 92.5%	Shares	Value
Consumer Discretionary — 11.7%
Comcast Corporation - Class A	13,500	$609,525
Discovery Communications, Inc. - Class A (a)	4,400	371,448
Dollar Tree, Inc. (a)	11,100	634,476
Macy's, Inc.	12,500	540,875
McDonald's Corporation	1,300	125,073
TJX Companies, Inc. (The)	11,700	659,763
Viacom, Inc. - Class B	7,000	585,060
		3,526,220
Consumer Staples — 9.9%
Archer-Daniels-Midland Company	12,500	460,500
CVS Caremark Corporation	10,200	578,850
Kroger Company (The)	6,000	242,040
Mondelēz International, Inc. - Class A	15,000	471,300
PepsiCo, Inc.	7,100	564,450
Sysco Corporation	8,000	254,640
Wal-Mart Stores, Inc.	5,400	399,384
		2,971,164
Energy — 12.3%
Apache Corporation	7,000	595,980
Baker Hughes, Inc.	9,100	446,810
Chevron Corporation	4,100	498,150
Hess Corporation	7,800	603,252
Marathon Oil Corporation	8,800	306,944
Noble Corporation	18,500	698,745
Royal Dutch Shell plc - Class A - ADR	8,500	558,280
		3,708,161
Financials — 14.8%
American Express Company	7,800	589,056
Ameriprise Financial, Inc.	7,700	701,316
BB&T Corporation	17,000	573,750
Discover Financial Services, LLC	12,500	631,750
JPMorgan Chase & Company	15,000	775,350
MetLife, Inc.	13,300	624,435
PNC Financial Services Group, Inc.	7,800	565,110
		4,460,767
Health Care — 13.6%
Abbott Laboratories	7,500	248,925
AbbVie, Inc.	7,600	339,948
Aetna, Inc.	10,000	640,200
AmerisourceBergen Corporation	9,400	574,340
Amgen, Inc.	5,200	582,088
McKesson Corporation	4,600	590,180

15

THE JAMESTOWN EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 92.5% (Continued)	Shares	Value
Health Care — 13.6% (Continued)
Thermo Fisher Scientific, Inc.	5,700	$525,255
UnitedHealth Group, Inc.	8,500	608,685
		4,109,621
Industrials — 12.2%
Dover Corporation	7,100	637,793
Eaton Corporation plc	9,300	640,212
FedEx Corporation	5,400	616,194
General Electric Company	28,200	673,698
Norfolk Southern Corporation	6,500	502,775
Ryder System, Inc.	10,100	602,970
		3,673,642
Information Technology — 18.0%
Apple, Inc.	2,400	1,144,200
Cisco Systems, Inc.	25,800	604,236
EMC Corporation	25,000	639,000
Google, Inc. - Class A (a)	875	766,421
Intel Corporation	11,600	265,872
International Business Machines Corporation	2,000	370,360
Microsoft Corporation	9,100	303,121
Oracle Corporation	22,000	729,740
QUALCOMM, Inc.	9,000	606,240
		5,429,190

Total Common Stocks (Cost $17,176,348)		$27,878,765

EXCHANGE-TRADED FUNDS — 1.2%	Shares	Value
Financial Select Sector SPDR Fund (The) (Cost $358,529)	18,000	$358,560

Total Investments at Value — 93.7% (Cost $17,534,877)		$28,237,325

Other Assets in Excess of Liabilities — 6.3%		1,886,025

Net Assets — 100.0%		$30,123,350

ADR - American Depositary Receipt.

(a) Non-income producing security.

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS
September 30, 2013 (Unaudited)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$521,070
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	570,331
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	787,941
5.00%, due 01/01/2024	250,000	293,283
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	828,742
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030	250,000	261,865
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	559,530
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	453,952
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027	400,000	444,888
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	535,330
5.00%, due 04/01/2025	500,000	574,065
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	274,795
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	409,069
5.00%, due 05/01/2022	430,000	500,722
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	548,465
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	561,690
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	538,185
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	738,744
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	298,970
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	549,515
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	513,915

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0% (Continued)	Par Value	Value
Portsmouth, Virginia, GO,
5.00%, due 04/01/2016,
prerefunded 4/01/2015 @ 100	$160,000	$171,254
5.00%, due 04/01/2016	90,000	96,246
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	239,693
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	582,635
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014, ETM	715,000	741,934
5.25%, due 07/15/2014	285,000	295,440
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	464,176
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,052,765
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	349,920
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	506,720
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	529,750
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	280,145
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	288,570
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	296,915
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	591,140
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 04/01/2017	500,000	529,335
5.00%, due 03/01/2019	250,000	290,022
4.00%, due 09/01/2026	500,000	523,685
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 09/28/2015	500,000	545,660
Virginia Polytechnic Institute & State University, General and Athletic Facilities, Series D, Revenue,
5.00%, due 06/01/2016	115,000	119,714

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 95.0% (Continued)	Par Value	Value
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	$250,000	$284,565
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	585,530
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,039,010
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	585,385
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	649,362
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	582,820
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	585,910
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	650,000	743,877
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	287,462

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $23,600,159)		$24,604,707

WASHINGTON, D.C. REVENUE BONDS — 2.2%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $506,570)	$500,000	$566,975

EXCHANGE-TRADED FUNDS — 0.5%	Shares	Value
SPDR Nuveen Barclays Short TermMunicipal Bond ETF (Cost $120,500)	5,000	$121,100

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 0.7%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $184,793)	184,793	$184,793

Total Investments at Value — 98.4% (Cost $24,412,022)		$25,477,575

Other Assets in Excess of Liabilities — 1.6%		405,648

Net Assets — 100.0%		$25,883,223

ETM - Escrowed to Maturity.

(a) The rate shown is the 7-day effective yield as of September 30, 2013.

See accompanying notes to financial statements.

20

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2013 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$12,331,982	$17,534,877	$24,412,022
At value (Note 2)	$17,608,620	$28,237,325	$25,477,575
Cash	1,525,048	2,077,983	—
Dividends and interest receivable	63,152	21,090	333,113
Receivable for investment securities sold	—	—	120,899
Receivable for capital shares sold	—	515	—
Other assets	3,182	8,372	7,572
TOTAL ASSETS	19,200,002	30,345,285	25,939,159

LIABILITIES
Distributions payable	5,422	3,063	7,967
Payable for investment securities purchased	211,803	88,665	—
Payable for capital shares redeemed	40,004	106,756	38,606
Accrued investment advisory fees (Note 4)	9,650	16,212	4,848
Payable to administrator (Note 4)	5,015	5,015	4,515
Other accrued expenses	9,959	2,224	—
TOTAL LIABILITIES	281,853	221,935	55,936

NET ASSETS	$18,918,149	$30,123,350	$25,883,223

Net assets consist of:
Paid-in capital	$12,715,819	$18,314,209	$24,825,896
Accumulated (distributions in excess of) net investment income	(33,435)	1,061	—
Accumulated net realized gains (losses) from security transactions	959,127	1,105,632	(8,226)
Net unrealized appreciation on investments	5,276,638	10,702,448	1,065,553
Net assets	$18,918,149	$30,123,350	$25,883,223

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,281,325	1,449,711	2,542,684

Net asset value, offering price and redemption price per share (Note 2)	$14.76	$20.78	$10.18

See accompanying notes to financial statements.

21

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
Six Months Ended September 30, 2013 (Unaudited)

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$127,588	$273,906	$1,145
Foreign withholding taxes on dividends	(1,106)	(2,351)	—
Interest	81,743	—	431,340
TOTAL INVESTMENT INCOME	208,225	271,555	432,485

EXPENSES
Investment advisory fees (Note 4)	62,643	96,692	53,140
Administration fees (Note 4)	27,000	27,000	24,000
Professional fees	1,733	9,363	9,363
Trustees’ fees and expenses (Note 4)	3,956	3,956	3,956
Compliance service fees (Note 4)	3,100	3,100	3,100
Registration and filing fees	3,349	3,578	2,275
Account maintenance fees	1,184	3,881	3,823
Custodian and bank service fees	3,249	3,131	2,410
Pricing costs	3,012	487	4,594
Printing of shareholder reports	2,429	3,811	1,585
Postage and supplies	1,203	1,563	991
Insurance expense	785	1,092	1,087
Other expenses	5,270	2,801	1,444
TOTAL EXPENSES	118,913	160,455	111,768
Fees voluntarily waived by the Adviser (Note 4)	(3,000)	—	(20,101)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(3,000)	(6,000)	—
NET EXPENSES	112,913	154,455	91,667

NET INVESTMENT INCOME	95,312	117,100	340,818

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on security transactions	1,003,332	1,183,569	(20,560)
Net change in unrealized appreciation/ depreciation on investments	77,296	1,373,273	(740,377)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,080,628	2,556,842	(760,937)

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$1,175,940	$2,673,942	$(420,119)

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$95,312	$207,317	$117,100	$215,401
Net realized gains on security transactions	1,003,332	889,984	1,183,569	1,922,949
Net change in unrealized appreciation/ depreciation on investments	77,296	478,467	1,373,273	876,033
Net increase in net assets from operations	1,175,940	1,575,768	2,673,942	3,014,383

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(113,342)	(224,146)	(117,373)	(215,083)
From net realized gains from security transactions	(355,439)	(790,954)	(823,204)	(94,273)
Decrease in net assets from distributions to shareholders	(468,781)	(1,015,100)	(940,577)	(309,356)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,186	131,667	633,577	1,576,724
Net asset value of shares issued in reinvestment of distributions to shareholders	450,167	974,201	911,698	300,415
Payments for shares redeemed	(1,907,062)	(1,050,797)	(1,470,961)	(3,969,846)
Net increase (decrease) in net assets from capital share transactions	(1,452,709)	55,071	74,314	(2,092,707)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(745,550)	615,739	1,807,679	612,320

NET ASSETS
Beginning of period	19,663,699	19,047,960	28,315,671	27,703,351
End of period	$18,918,149	$19,663,699	$30,123,350	$28,315,671

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(33,435)	$(16,454)	$1,061	$1,334

CAPITAL SHARE ACTIVITY
Shares sold	288	9,633	31,781	89,792
Shares reinvested	31,503	73,177	46,122	16,841
Shares redeemed	(130,333)	(77,534)	(72,703)	(224,592)
Net increase (decrease) in shares outstanding	(98,542)	5,276	5,200	(117,959)
Shares outstanding, beginning of period	1,379,867	1,374,591	1,444,511	1,562,470
Shares outstanding, end of period	1,281,325	1,379,867	1,449,711	1,444,511

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Jamestown Tax Exempt Virginia Fund
	Six Months Ended Sept. 30, 2013 (Unaudited)	Year Ended March 31, 2013
FROM OPERATIONS
Net investment income	$340,818	$747,939
Net realized gains (losses) on security transactions	(20,560)	78,456
Net change in unrealized appreciation/depreciation on investments	(740,377)	(242,548)
Net increase (decrease) in net assets from operations	(420,119)	583,847

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(340,818)	(747,939)
From net realized gains from security transactions	—	(93,442)
Decrease in net assets from distributions to shareholders	(340,818)	(841,381)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	128,780	734,926
Net asset value of shares issued in reinvestment of distributions to shareholders	289,896	708,237
Payments for shares redeemed	(1,556,537)	(3,466,314)
Net decrease in net assets from capital share transactions	(1,137,861)	(2,023,151)

TOTAL DECREASE IN NET ASSETS	(1,898,798)	(2,280,685)

NET ASSETS
Beginning of period	27,782,021	30,062,706
End of period	$25,883,223	$27,782,021

ACCUMULATED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	12,647	69,415
Shares reinvested	28,268	66,905
Shares redeemed	(150,862)	(328,521)
Net decrease in shares outstanding	(109,947)	(192,201)
Shares outstanding, beginning of period	2,652,631	2,844,832
Shares outstanding, end of period	2,542,684	2,652,631

See accompanying notes to financial statements.

24

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$14.25		$13.86	$13.16	$12.11	$10.09	$12.95

Income (loss) from investment operations:
Net investment income	0.07		0.15	0.14	0.16	0.22	0.25
Net realized and unrealized gains (losses) on investments	0.80		0.98	0.71	1.06	2.04	(2.91)
Total from investment operations	0.87		1.13	0.85	1.22	2.26	(2.66)

Less distributions:
Dividends from net investment income	(0.09)		(0.16)	(0.15)	(0.17)	(0.24)	(0.20)
Distributions from net realized gains	(0.27)		(0.58)	—	—	—	—
Total distributions	(0.36)		(0.74)	(0.15)	(0.17)	(0.24)	(0.20)

Net asset value at end of period	$14.76		$14.25	$13.86	$13.16	$12.11	$10.09

Total return (a)	6.21%	(b)	8.68%	6.56%	10.24%	22.56%	(20.75% )

Net assets at end of period (000’s)	$18,918		$19,664	$19,048	$21,331	$22,183	$21,072

Ratio of total expenses to average net assets	1.23%	(c)	1.29%	1.28%	1.24%	1.20%	1.14%

Ratio of net expenses to average net assets (d)	1.17%	(c)	1.22%	1.21%	1.18%	1.11%	1.05%

Ratio of net investment income to average net assets (d)	0.99%	(c)	1.11%	1.08%	1.31%	1.98%	2.10%

Portfolio turnover rate	13%	(b)	21%	20%	30%	40%	43%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Adviser (Note 4) and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

25

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Net asset value at beginning of period	$19.60		$17.73	$16.54	$14.67	$11.01	$16.68

Income (loss) from investment operations:
Net investment income	0.08		0.15	0.09	0.09	0.10	0.08
Net realized and unrealized gains (losses) on investments	1.75		1.93	1.21	1.87	3.64	(5.68)
Total from investment operations	1.83		2.08	1.30	1.96	3.74	(5.60)

Less distributions:
Dividends from net investment income	(0.08)		(0.15)	(0.11)	(0.09)	(0.08)	—
Distributions from net realized gains	(0.57)		(0.06)	—	—	—	—
Return of capital	—		—	—	—	—	(0.07)
Total distributions	(0.65)		(0.21)	(0.11)	(0.09)	(0.08)	(0.07)

Net asset value at end of period	$20.78		$19.60	$17.73	$16.54	$14.67	$11.01

Total return (a)	9.52%	(b)	11.84%	7.89%	13.48%	33.96%	(33.63% )

Net assets at end of period (000’s)	$30,123		$28,316	$27,703	$28,359	$26,534	$18,790

Ratio of total expenses to average net assets	1.08%	(c)	1.11%	1.11%	1.13%	1.16%	1.15%

Ratio of net expenses to average net assets (d)	1.04%	(c)	1.06%	1.06%	1.09%	1.12%	1.10%

Ratio of net investment income to average net assets (d)	0.79%	(c)	0.81%	0.56%	0.56%	0.78%	0.56%

Portfolio turnover rate	12%	(b)	28%	28%	49%	59%	69%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)	Annualized.

(d)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

26

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months Ended Sept. 30, 2013		Years Ended March 31,
	(Unaudited)		2013	2012		2011	2010	2009
Net asset value at beginning of period	$10.47		$10.57	$10.25		$10.33	$10.24	$10.10

Income (loss) from investment operations:
Net investment income	0.13		0.26	0.29		0.29	0.30	0.34
Net realized and unrealized gains (losses) on investments	(0.29)		(0.06)	0.32		(0.06)	0.11	0.13
Total from investment operations	(0.16)		0.20	0.61		0.23	0.41	0.47

Less distributions:
Dividends from net investment income	(0.13)		(0.27)	(0.29)		(0.29)	(0.31)	(0.33)
Distributions from net realized gains	—		(0.03)	(0.00	)(a)	(0.02)	(0.01)	(0.00	)(a)
Total distributions	(0.13)		(0.30)	(0.29)		(0.31)	(0.32)	(0.33)

Net asset value at end of period	$10.18		$10.47	$10.57		$10.25	$10.33	$10.24

Total return (b)	(1.51%	)(c)	1.88%	6.03%		2.26%	4.04%	4.77%

Net assets at end of period (000’s)	$25,883		$27,782	$30,063		$30,368	$32,905	$32,730

Ratio of total expenses to average net assets	0.84%	(d)	0.76%	0.77%		0.76%	0.75%	0.77%

Ratio of net expenses to average net assets (e)	0.69%	(d)	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (e)	2.57%	(d)	2.50%	2.75%		2.78%	2.89%	3.31%

Portfolio turnover rate	1%	(c)	15%	2%		8%	16%	10%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

(e)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

27

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
September 30, 2013 (Unaudited)

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Jamestown Balanced Fund and The Jamestown Equity Fund are each a diversified fund and The Jamestown Tax Exempt Virginia Fund is a non-diversified fund. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple

28

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including obligations of the U.S. Treasury and U.S. Government agencies, corporate bonds, mortgage-backed securities and municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2013 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,312,840	$—	$—	$12,312,840
Exchange-Traded Funds	149,400	—	—	149,400
U.S. Treasury Obligations	—	1,419,115	—	1,419,115
U.S. Government Agency Obligations	—	559,308	—	559,308
Corporate Bonds	—	2,736,033	—	2,736,033
Mortgage-Backed Securities	—	329,827	—	329,827
Municipal Bonds	—	102,097	—	102,097
Total	$12,462,240	$5,146,380	$—	$17,608,620

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$27,878,765	$—	$—	$27,878,765
Exchange-Traded Funds	358,560	—	—	358,560
Total	$28,237,325	$—	$—	$28,237,325

29

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$25,171,682	$—	$25,171,682
Exchange-Traded Funds	121,100	—	—	121,100
Money Market Funds	184,793	—	—	184,793
Total	$305,893	$25,171,682	$—	$25,477,575

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds by sector type. As of September 30, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of September 30, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are permanent in nature and are primarily due to differing treatments of net short-term gains. Dividends and distributions are recorded on the ex-dividend date.

The tax character of distributions paid during the periods ended September 30, 2013 and March 31, 2013 was as follows:

	Period Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	9/30/13	$212,471	$256,310	$—	$468,781
	3/31/13	$298,063	$717,037	$—	$1,015,100
The Jamestown Equity Fund	9/30/13	$117,373	$823,204	$—	$940,577
	3/31/13	$215,083	$94,273	$—	$309,356
The Jamestown Tax Exempt Virginia Fund	9/30/13	$—	$—	$340,818	$340,818
	3/31/13	$108	$93,334	$747,939	$841,381

30

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at September 30, 2013 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$12,397,964	$17,609,796	$24,412,022
Gross unrealized appreciation	$5,279,554	$10,695,813	$1,288,686
Gross unrealized depreciation	(68,898)	(68,284)	(223,133)
Net unrealized appreciation on investments	5,210,656	10,627,529	1,065,553
Accumulated ordinary income	5,888	4,124	—
Accumulated tax exempt income	—	—	7,967
Undistributed long-term capital gains	—	—	12,334
Other gains (losses)	991,208	1,180,551	(20,560)
Other temporary differences	(5,422)	(3,063)	(7,967)
Total distributable earnings	$6,202,330	$11,809,141	$1,057,327

31

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of premium on fixed income securities.

For the six months ended September 30, 2013, The Jamestown Balanced Fund reclassified $1,049 of distributions in excess of net investment income against accumulated net realized gains from security transactions. The difference is primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassification had no effect on the Fund's net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the six months ended September 30, 2013:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$1,961,388	$3,284,387	$284,325
Proceeds from sales and maturities of investment securities	$3,107,184	$3,711,322	$1,010,734

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

32

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to limit the annual operating expenses of The Jamestown Balanced Fund, the Adviser voluntarily waived $3,000 of its investment advisory fees during the six months ended September 30, 2013. Additionally, during the six months ended September 30, 2013, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Tax Exempt Virginia Fund to .69% of average daily net assets. Accordingly, the Adviser voluntarily waived $20,101 of its investment advisory fees during the six months ended September 30, 2013.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,500 and The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. Each Fund pays its proportionate share of such fee. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $10,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Prior to July 1, 2013, the annual retainer was $8,000.

33

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the brokerage arrangement totaled $3,000 and $6,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2013.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

34

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2013 through September 30, 2013).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

35

THE JAMESTOWN FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,062.10	$6.20
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.05	$6.07

The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,095.20	$5.67
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	$5.47

The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$984.90	$3.43
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.61	$3.50

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). With respect to The Jamestown Balanced Fund and The Jamestown Equity Fund, the annualized expense ratios exclude any reimbursements received through a directed brokerage arrangement (Note 5).

The Jamestown Balanced Fund	1.20%
The Jamestown Equity Fund	1.08%
The Jamestown Tax Exempt Virginia Fund	0.69%

36

THE JAMESTOWN FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	November 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend
Plus Fund and FBP Appreciation & Income
Opportunities Fund)

Date	November 27, 2013

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government
Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	November 27, 2013

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced
Fund and The Jamestown Equity Fund)

Date	November 27, 2013

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	November 27, 2013

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income
Fund and Davenport Equity Opportunities Fund)

Date	November 27, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	November 27, 2013

* Print the name and title of each signing officer under his or her signature.